TABLE OF CONTENTS

PACIFIC SELECT SEPARATE ACCOUNT

Investments	SA-1
Financial Statements:
Statements of Assets and Liabilities	SA-2
Statements of Operations	SA-3
Statements of Changes in Net Assets	SA-4
Financial Highlights	SA-6
Notes to Financial Statements	SA-8
Report of Independent Registered Public Accounting Firm	SA-10

PACIFIC SELECT SEPARATE ACCOUNT

INVESTMENTS

DECEMBER 31, 2021

Each variable account invests in shares of the corresponding portfolio (with the same name). The shares owned and value of investments as of December 31, 2021; and the cost of purchases and proceeds from sales of investments for the year ended December 31, 2021, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
High Yield Bond Class I *	37,904	$374,860	$5,818	$7,854
Inflation Managed Class I *	61,360	810,430	5,144	22,452
Managed Bond Class I *	66,909	987,547	17,091	88,951
Equity Index Class I *	27,501	3,275,106	—	44,825
Growth Class I *	11,769	763,863	—	45,168
Main Street® Core Class I *	3,781	259,606	3,938	38,803
Small-Cap Index Class I *	40,446	1,425,032	—	36,902
Emerging Markets Class I *	25,797	571,039	—	29,123
International Value Class I *	40,833	582,429	—	27,928
Fidelity® VIP Government Money Market Service Class	101,043	101,043	4,793	10,299

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio during the reporting period.

See Notes to Financial Statements

PACIFIC SELECT SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	Variable Accounts
	High Yield	Inflation	Managed	Equity		Main Street
	Bond	Managed	Bond	Index	Growth	Core
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$374,860	$810,430	$987,547	$3,275,106	$763,863	$259,606
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	—	—	—	—	—	—
Total Assets	374,860	810,430	987,547	3,275,106	763,863	259,606
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	378	434	763	84	69	20
Investments purchased	—	—	—	—	—	—
Mortality and expense risk fees	220	477	586	1,904	449	154
Total Liabilities	598	911	1,349	1,988	518	174
NET ASSETS	$374,262	$809,519	$986,198	$3,273,118	$763,345	$259,432
Units Outstanding	4,962	12,989	14,833	18,336	3,796	1,522
Accumulation Unit Value	$75.43	$62.32	$66.49	$178.50	$201.10	$170.49
Cost of Investments	$244,798	$675,814	$794,541	$817,953	$177,044	$129,317

				Fidelity VIP
	Small-Cap	Emerging	International	Government
	Index	Markets	Value	Money Market
	Class I	Class I	Class I	Service Class
ASSETS
Investments in mutual funds, at value	$1,425,032	$571,039	$582,429	$101,043
Receivables:
Due from Pacific Life Insurance Company	—	—	187	—
Investments sold	—	—	—	—
Total Assets	1,425,032	571,039	582,616	101,043
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	95	206	—	6
Investments purchased	—	—	—	—
Mortality and expense risk fees	832	339	341	59
Total Liabilities	927	545	341	65
NET ASSETS	$1,424,105	$570,494	$582,275	$100,978
Units Outstanding	34,542	11,662	17,916	10,210
Accumulation Unit Value	$41.23	$48.92	$32.50	$9.89
Cost of Investments	$440,997	$402,728	$412,443	$101,043

See Notes to Financial Statements

PACIFIC SELECT SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

	Variable Accounts
	High Yield	Inflation	Managed	Equity		Main Street
	Bond	Managed	Bond	Index	Growth	Core
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk fees	2,548	5,515	6,993	20,539	4,900	1,713
Net Investment Income (Loss)	(2,548)	(5,515)	(6,993)	(20,539)	(4,900)	(1,713)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	2,928	2,144	25,692	33,867	31,694	20,386
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	2,928	2,144	25,692	33,867	31,694	20,386
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	16,317	41,561	(37,984)	695,631	115,604	38,974
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,697	$38,190	$(19,285)	$708,959	$142,398	$57,647

				Fidelity VIP
	Small-Cap	Emerging	International	Government
	Index	Markets	Value	Money Market
	Class I	Class I	Class I	Service Class
INVESTMENT INCOME
Dividends	$—	$—	$—	$10
EXPENSES
Mortality and expense risk fees	10,030	4,429	3,975	700
Net Investment Income (Loss)	(10,030)	(4,429)	(3,975)	(690)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	29,018	12,277	(4,449)	—
Capital gain distributions	—	—	—	—
Realized Gain (Loss) on Investments	29,018	12,277	(4,449)	—
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	153,352	(62,202)	105,958	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$172,340	$(54,354)	$97,534	$(690)

See Notes to Financial Statements

PACIFIC SELECT SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	High Yield Bond		Inflation Managed		Managed Bond
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,548)	$(2,345)	$(5,515)	$(5,256)	$(6,993)	$(7,382)
Realized gain (loss) on investments	2,928	10,239	2,144	728	25,692	15,262
Change in net unrealized appreciation (depreciation) on investments	16,317	7,724	41,561	80,559	(37,984)	68,889
Net Increase (Decrease) in Net Assets Resulting from Operations	16,697	15,618	38,190	76,031	(19,285)	76,769
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	—	—	—	—	—	—
Transfers between variable and fixed accounts, net	5,817	(6,507)	644	(958)	5,544	(196)
Policy maintenance charges	(4,026)	(4,483)	(4,595)	(5,115)	(6,157)	(8,166)
Policy benefits and terminations	—	(18,071)	(8,852)	(5,095)	(66,643)	(10,771)
Policy loans and loan repayments	(1,289)	(2,149)	848	(3,551)	1,812	(12,429)
Other	(31)	(68)	81	(121)	647	(126)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	471	(31,278)	(11,874)	(14,840)	(64,797)	(31,688)
NET INCREASE (DECREASE) IN NET ASSETS	17,168	(15,660)	26,316	61,191	(84,082)	45,081
NET ASSETS
Beginning of Year	357,094	372,754	783,203	722,012	1,070,280	1,025,199
End of Year	$374,262	$357,094	$809,519	$783,203	$986,198	$1,070,280

	Equity Index		Growth		Main Street Core
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(20,539)	$(15,488)	$(4,900)	$(3,971)	$(1,713)	$(1,530)
Realized gain (loss) on investments	33,867	73,332	31,694	16,393	20,386	26,370
Change in net unrealized appreciation (depreciation) on investments	695,631	309,343	115,604	139,035	38,974	2,581
Net Increase (Decrease) in Net Assets Resulting from Operations	708,959	367,187	142,398	151,457	57,647	27,421
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	—	—	—	—	—	—
Transfers between variable and fixed accounts, net	—	2,839	—	1,479	(16,920)	(20,937)
Policy maintenance charges	(14,625)	(10,357)	(2,613)	(2,075)	(1,212)	(1,559)
Policy benefits and terminations	—	(36,747)	(34,575)	(4,936)	(17,575)	—
Policy loans and loan repayments	(8,852)	(7,823)	—	(2,890)	4,026	(3,246)
Other	(742)	(869)	(2,343)	(584)	(924)	(76)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(24,219)	(52,957)	(39,531)	(9,006)	(32,605)	(25,818)
NET INCREASE (DECREASE) IN NET ASSETS	684,740	314,230	102,867	142,451	25,042	1,603
NET ASSETS
Beginning of Year	2,588,378	2,274,148	660,478	518,027	234,390	232,787
End of Year	$3,273,118	$2,588,378	$763,345	$660,478	$259,432	$234,390

See Notes to Financial Statements

PACIFIC SELECT SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Small-Cap Index		Emerging Markets		International Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(10,030)	$(6,992)	$(4,429)	$(3,738)	$(3,975)	$(3,087)
Realized gain (loss) on investments	29,018	49,486	12,277	9,322	(4,449)	(33,180)
Change in net unrealized appreciation (depreciation) on investments	153,352	139,869	(62,202)	84,647	105,958	(12,487)
Net Increase (Decrease) in Net Assets Resulting from Operations	172,340	182,363	(54,354)	90,231	97,534	(48,754)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	—	—	—	—	—	—
Transfers between variable and fixed accounts, net	—	(14,189)	—	(6,795)	—	5,954
Policy maintenance charges	(11,340)	(8,589)	(4,068)	(3,311)	(3,773)	(2,710)
Policy benefits and terminations	(7,966)	(24,770)	(15,285)	(3,059)	(15,573)	(4,257)
Policy loans and loan repayments	(6,911)	(7,075)	(3,971)	(4,754)	(3,265)	(4,770)
Other	(845)	(490)	(1,234)	(246)	(1,402)	(24)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(27,062)	(55,113)	(24,558)	(18,165)	(24,013)	(5,807)
NET INCREASE (DECREASE) IN NET ASSETS	145,278	127,250	(78,912)	72,066	73,521	(54,561)
NET ASSETS
Beginning of Year	1,278,827	1,151,577	649,406	577,340	508,754	563,315
End of Year	$1,424,105	$1,278,827	$570,494	$649,406	$582,275	$508,754

	Fidelity VIP Government
	Money Market Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(690)	$(733)
Realized gain (loss) on investments	—	—
Change in net unrealized appreciation (depreciation) on investments	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(690)	(733)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	—	—
Transfers between variable and fixed accounts, net	3,960	24,981
Policy maintenance charges	(736)	(1,725)
Policy benefits and terminations	(8,013)	(4,620)
Policy loans and loan repayments	(12)	(18,255)
Other	1	4
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,800)	385
NET INCREASE (DECREASE) IN NET ASSETS	(5,490)	(348)
NET ASSETS
Beginning of Year	106,468	106,816
End of Year	$100,978	$106,468

See Notes to Financial Statements

PACIFIC SELECT SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns  for each year ended December 31 are presented in the table below.

	At the End of Each Year
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
High Yield Bond Class I
2021	$75.43	4,962	$374,262	0.00%	0.70%	4.69%
2020	72.05	4,956	357,094	0.00%	0.70%	5.01%
2019	68.62	5,432	372,754	0.00%	0.70%	13.19%
2018	60.62	5,832	353,570	0.00%	0.70%	(3.95)%
2017	63.12	5,850	369,240	0.00%	0.70%	7.00%
Inflation Managed Class I
2021	$62.32	12,989	$809,519	0.00%	0.70%	4.95%
2020	59.38	13,189	783,203	0.00%	0.70%	10.64%
2019	53.67	13,453	722,012	0.00%	0.70%	7.88%
2018	49.75	13,473	670,256	0.00%	0.70%	(2.84)%
2017	51.20	13,716	702,321	0.00%	0.70%	2.96%
Managed Bond Class I
2021	$66.49	14,833	$986,198	0.00%	0.70%	(1.82)%
2020	67.72	15,804	1,070,280	0.00%	0.70%	7.58%
2019	62.95	16,287	1,025,199	0.00%	0.70%	7.73%
2018	58.43	15,391	899,228	0.00%	0.70%	(1.30)%
2017	59.20	15,630	925,225	0.00%	0.70%	3.99%
Equity Index Class I
2021	$178.50	18,336	$3,273,118	0.00%	0.70%	27.47%
2020	140.03	18,484	2,588,378	0.00%	0.70%	17.29%
2019	119.39	19,048	2,274,148	0.00%	0.70%	30.18%
2018	91.71	19,195	1,760,412	0.00%	0.70%	(5.40)%
2017	96.94	19,278	1,868,878	0.00%	0.70%	20.64%
Growth Class I
2021	$201.10	3,796	$763,345	0.00%	0.70%	22.56%
2020	164.08	4,025	660,478	0.00%	0.70%	30.64%
2019	125.60	4,125	518,027	0.00%	0.70%	37.17%
2018	91.56	4,256	389,724	0.00%	0.70%	1.68%
2017	90.04	4,296	386,866	0.00%	0.70%	30.73%
Main Street Core Class I
2021	$170.49	1,522	$259,432	0.00%	0.70%	26.87%
2020	134.38	1,744	234,390	0.00%	0.70%	13.14%
2019	118.77	1,960	232,787	0.00%	0.70%	31.21%
2018	90.52	3,262	295,322	0.00%	0.70%	(8.39)%
2017	98.81	3,155	311,774	0.00%	0.70%	16.27%
Small-Cap Index Class I
2021	$41.23	34,542	$1,424,105	0.00%	0.70%	13.44%
2020	36.34	35,188	1,278,827	0.00%	0.70%	18.32%
2019	30.71	37,493	1,151,577	0.00%	0.70%	23.93%
2018	24.78	38,339	950,236	0.00%	0.70%	(12.17)%
2017	28.22	38,682	1,091,612	0.00%	0.70%	13.27%
Emerging Markets Class I
2021	$48.92	11,662	$570,494	0.00%	0.70%	(8.92)%
2020	53.71	12,090	649,406	0.00%	0.70%	16.51%
2019	46.10	12,523	577,340	0.00%	0.70%	24.73%
2018	36.96	12,486	461,500	0.00%	0.70%	(12.61)%
2017	42.30	12,692	536,830	0.00%	0.70%	33.58%
International Value Class I
2021	$32.50	17,916	$582,275	0.00%	0.70%	19.52%
2020	27.19	18,710	508,754	0.00%	0.70%	(7.82)%
2019	29.50	19,097	563,315	0.00%	0.70%	15.79%
2018	25.48	19,695	501,752	0.00%	0.70%	(15.55)%
2017	30.17	20,174	608,604	0.00%	0.70%	20.73%
Fidelity VIP Government Money Market Service Class
2021	$9.89	10,210	$100,978	0.01%	0.70%	(0.69)%
2020	9.96	10,691	106,468	0.21%	0.70%	(0.42)%
2019	10.00	10,681	106,816	1.90%	0.70%	1.21%
2018	9.88	10,026	99,065	1.54%	0.70%	0.84%
2017	9.80	9,766	95,694	0.57%	0.70%	(0.12)%

See Notes to Financial Statements	See explanation of references on page SA-7

 PACIFIC SELECT SEPARATE ACCOUNT

 FINANCIAL HIGHLIGHTS (Continued)

Explanation of References for Financial Highlights on page SA-6

(1)

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk (“M&E”) fees that are assessed against policyholder accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(2)

The expense ratios represent annualized policy fees and expenses of the Separate Account divided by the average daily net assets for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios for periods of less than one full year are annualized.

(3)

Total returns reflect changes in unit values of the underlying portfolios and deductions for M&E fees assessed through the daily AUV calculation. Total returns do not include deductions at the separate account or policy level for any cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges, or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

See Notes to Financial Statements

 PACIFIC SELECT SEPARATE ACCOUNT

 NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2021, the Fund investment options are Pacific Select Fund (See Note 4) and Fidelity Variable Insurance Products Funds. The Variable Accounts which have not commenced operations as of December 31, 2021 are not presented in this annual report.

Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance policies, are obligations of Pacific Life.

The Separate Account funds modified single premium variable life insurance policies issued by Pacific Life. The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements  in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.  Dividend and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of Pacific Life, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2021.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life deducts from the Separate Account daily charges for the mortality and expense risks (“M&E”) Pacific Life assumes at an annual rate of 0.70% of the average daily net assets of each Variable Account and result in a direct reduction in unit values. The mortality risk assumed by Pacific Life is the risk that those insured may die sooner than predicted, resulting in Pacific Life paying an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the amounts realized from the fees and charges assessed against the policies. M&E fees are included in the Statements of Operations.

The cost of insurance charge is the primary charge under the policy for the death benefit provided by Pacific Life which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. All of the fees described above other than M&E fees are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations, and cost of

 PACIFIC SELECT SEPARATE ACCOUNT

 NOTES TO FINANCIAL STATEMENTS (Continued)

insurance are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums before  amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, any other taxes that might be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from amortization and  delayed recognition of certain policy expenses for federal income tax purposes. These deductions are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

The assets of certain Variable Accounts invest in Class I or Class D shares of the corresponding Portfolios of Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for Class I shares and a class-specific 12b-1 distribution and service fee for Class D shares to Pacific Select Distributors, LLC (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF, which are provided separately. For the year ended December 31, 2021, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 0.90%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio. There was no investment by this Separate Account in Class D shares of PSF during the year ended December 31, 2021.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — Quoted prices (unadjusted) in active markets for identical holdings

Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 — Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2021, the Variable Accounts’ holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2021 and 2020 were as follows:

	2021			2020
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
High Yield Bond Class I	78	(72)	6	52	(528)	(476)
Inflation Managed Class I	34	(234)	(200)	55	(319)	(264)
Managed Bond Class I	198	(1,169)	(971)	147	(630)	(483)
Equity Index Class I	—	(148)	(148)	421	(985)	(564)
Growth Class I	—	(229)	(229)	155	(255)	(100)
Main Street Core Class I	26	(248)	(222)	224	(440)	(216)
Small-Cap Index Class I	—	(646)	(646)	674	(2,979)	(2,305)
Emerging Markets Class I	—	(428)	(428)	324	(757)	(433)
International Value Class I	—	(794)	(794)	1,107	(1,494)	(387)
Fidelity VIP Government Money Market Service Class	496	(977)	(481)	15,450	(15,440)	10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Pacific Life Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Pacific Select Separate Account of Pacific Life Insurance Company  (the “Separate Account”) comprising the variable accounts listed in Appendix A, including the schedules of investments as of December 31, 2021, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Pacific Select Separate Account of Pacific Life Insurance Company as of December 31, 2021, the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 24, 2022

We have served as the auditor of Pacific Select Separate Account of Pacific Life Insurance Company since 1988.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
High Yield Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Inflation Managed Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Managed Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Equity Index Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Main Street® Core Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Small-Cap Index Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Emerging Markets Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
International Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Government Money Market Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

PACIFIC LIFE INSURANCE COMPANY

Financial Statements - Statutory Basis

as of December 31, 2021 and 2020 and

for the years ended December 31, 2021, 2020 and 2019,

Supplemental Schedule of Selected Financial Data

as of and for the year ended December 31, 2021,

Supplemental Summary Investment Schedule,

Supplemental Schedule of Investment Risk Interrogatories,

and Supplemental Schedule of Reinsurance Disclosures

as of December 31, 2021

and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of Pacific Life Insurance Company (the “Company”), which comprise the statements of admitted assets, liabilities, and capital and surplus - statutory basis as of December 31, 2021 and 2020, and the related statements of operations - statutory basis, capital and surplus - statutory basis, and cash flows - statutory basis for each of the three years in the period ended December 31, 2021, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance as described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Nebraska Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-

basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•      Exercise professional judgment and maintain professional skepticism throughout the audit.

•      Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•      Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•      Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•      Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, the supplemental schedule of investment risk interrogatories, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2021 are presented for purposes of additional analysis and are not a required part of the 2021 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory-basis financial statements as a whole.

March 18, 2022

Pacific Life Insurance Company

S T A T E M E N T S   O F   A D M I T T E D   A S S E T S,

L I A B I L I T I E S   A N D   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	December 31,
(In Millions, except share data)	2021	2020
ADMITTED ASSETS
Bonds	$67,346	$58,897
Preferred stocks	2	8
Common stocks	695	682
Mortgage loans	15,923	15,060
Real estate	149	132
Cash, cash equivalents and short-term investments	993	2,000
Contract loans	7,489	7,690
Derivatives	2,206	1,606
Securities lending reinvested collateral assets	3,327	2,681
Other invested assets	5,743	4,141
Investment income due and accrued	1,086	656
Net deferred tax asset	462	411
Other assets	2,203	2,046
Separate account assets	70,442	63,283

TOTAL ADMITTED ASSETS	$178,066	$159,293

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Aggregate reserves	$76,028	$71,367
Liability for deposit-type contracts	11,198	6,281
Transfers to separate accounts due or accrued, net	(792)	(745)
Other liabilities	8,636	7,225
Borrowed money		49
Asset valuation reserve	1,201	469
Separate account liabilities	70,442	63,283
TOTAL LIABILITIES	166,713	147,929
Capital and Surplus:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in surplus	1,836	1,836
Other surplus adjustments	122	131
Unassigned surplus	7,690	7,693
Surplus notes	1,675	1,674
TOTAL CAPITAL AND SURPLUS	11,353	11,364

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$178,066	$159,293

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   O P E R A T I O N S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2021	2020	2019
REVENUES
Premiums and annuity considerations	$13,984	$11,760	$13,441
Net investment income	3,276	3,206	3,845
Reserve adjustments on reinsurance ceded	(677)	(779)	(932)
Separate account fees	1,365	1,218	1,208
Other income	287	212	444
TOTAL REVENUES	18,235	15,617	18,006

BENEFITS AND EXPENSES
Current and future policy benefits	16,692	13,785	15,082
Commission expense	1,000	979	1,143
Operating expenses	1,084	1,085	962
TOTAL BENEFITS AND EXPENSES	18,776	15,849	17,187

NET GAIN (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAXES	(541)	(232)	819
Federal income tax expense (benefit)	210	(197)	(50)

NET GAIN (LOSS) FROM OPERATIONS	(751)	(35)	869
Net realized capital gains (losses) less tax	1,612	(64)	847

NET INCOME (LOSS)	$861	($99)	$1,716

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	Common	Paid-in	Other Surplus	Unassigned	Surplus
(In Millions)	Stock	Surplus	Adjustments	Surplus	Notes	Total
BALANCES, JANUARY 1, 2019	$30	$1,186	$146	$6,599	$1,730	$9,691
Net income				1,716		1,716
Change in net unrealized capital losses less tax				(550)		(550)
Change in net deferred income tax				(47)		(47)
Change in nonadmitted assets				24		24
Change in reserve on account of change in valuation basis				60		60
Change in asset valuation reserve				210		210
Dividend to parent				(650)		(650)
Other surplus adjustment for derivatives			(7)			(7)
Cumulative effect of change in accounting principles				65		65
Change in other surplus transactions				(2)		(2)
BALANCES, DECEMBER 31, 2019	30	1,186	139	7,425	1,730	10,510
Net loss				(99)		(99)
Change in net unrealized capital losses less tax				(157)		(157)
Change in net deferred income tax				(68)		(68)
Change in nonadmitted assets				35		35
Net change in surplus notes					(56)	(56)
Capital contribution from parent		650				650
Change in reserve on account of change in valuation basis				341		341
Change in asset valuation reserve				259		259
Surplus contributed to separate accounts				(82)		(82)
Other changes in surplus in separate accounts				82		82
Other surplus adjustment for derivatives			(8)			(8)
Prior period adjustment				(44)		(44)
Change in other surplus transactions				1		1
BALANCES, DECEMBER 31, 2020	30	1,836	131	7,693	1,674	11,364
Net income				861		861
Change in net unrealized capital gains less tax				318		318
Change in net deferred income tax				88		88
Change in nonadmitted assets				(84)		(84)
Change in asset valuation reserve				(732)		(732)
Surplus contributed to separate accounts				(68)		(68)
Other changes in surplus in separate accounts				68		68
Dividend to parent				(450)		(450)
Other surplus adjustment for derivatives			(9)			(9)
Change in other surplus transactions				(4)	1	(3)
BALANCES, DECEMBER 31, 2021	$30	$1,836	$122	$7,690	$1,675	$11,353

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2021	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected, net of reinsurance	$13,658	$11,279	$13,218
Net investment income	3,245	3,347	3,806
Other income	1,073	728	827
Benefits and loss related payments	(11,645)	(9,577)	(9,902)
Net transfers (to) from separate accounts	(261)	246	2,752
Commissions, expenses paid and other deductions	(1,998)	(2,077)	(2,075)
Dividends paid to policyholders	(9)	(9)	(9)
Federal income taxes (paid) recovered, net	(215)	(482)	819
NET CASH PROVIDED BY OPERATING ACTIVITIES	3,848	3,455	9,436

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	8,034	6,437	5,863
Stocks	50	166	40
Mortgage loans	1,311	533	1,253
Other invested assets	2,388	1,862	2,364
Miscellaneous proceeds	2,063	1,756	1,343
Cost of investments acquired
Bonds	(15,960)	(11,915)	(11,157)
Stocks	(59)	(487)	(159)
Mortgage loans	(2,154)	(1,903)	(2,728)
Other invested assets	(3,280)	(2,416)	(2,162)
Miscellaneous applications	(1,881)	(2,420)	(1,432)
Net decrease in contract loans	201	250	26
NET CASH USED IN INVESTING ACTIVITIES	(9,287)	(8,137)	(6,749)
(Continued)

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2021	2020	2019
(Continued)
CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES
Net deposits on deposit-type contracts	$4,241	$2,029	$335
Borrowed funds	(49)	(1)	(51)
Net change in surplus notes		(56)
Contribution from parent		650
Dividend to parent	(303)		(650)
Other cash provided	543	349	820
NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS ACTIVITIES	4,432	2,971	454

Net change in cash, cash equivalents and short-term investments	(1,007)	(1,711)	3,141
Cash, cash equivalents and short-term investments, beginning of year	2,000	3,711	570

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$993	$2,000	$3,711

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$100	$101	$103

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION FOR NON-CASH TRANSACTIONS
Bonds disposed and acquired	$747	$962	$1,095
Assets in-kind received as deposits	515
Assets in-kind received as premiums, net of amounts transferred to the separate account	245	304	221
Bond dividend paid to parent	147
Mortgage loans disposed and acquired	104	22	87
Stocks disposed and acquired	27	42	25
Federal tax credits received	22	338
Bond dividend received from subsidiary	20
Bonds converted to stocks	10
Premium tax credits received	8	5
Interest purchased received as premiums	7	3
Bond interest in-kind received	4	8	7
Transfer between affiliated private equity funds		22

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S - S T A T U T O R Y   B A S I S

1.                        NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Pacific Life Insurance Company (Pacific Life or the Company) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company.  The Company is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company.

The Company and its subsidiaries have primary business operations consisting of life insurance, annuities, and reinsurance.  The Company’s primary business operations provide life insurance products, individual annuities and mutual funds, and offers a variety of investment products and services to individuals and businesses.  The top geographic locations in the United States for statutory premiums and annuity considerations, and deposits were Utah, California, Texas, Florida, Colorado, and Illinois representing 11%, 10%, 7%, 7%, 5%, and 5%, respectively, of total statutory premiums and annuity considerations, and deposits for the year ended December 31, 2021.  No other jurisdiction accounted for more than 5% of the total.

BASIS OF PRESENTATION

The Company prepared its financial statements - statutory basis in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the NE DOI.  Prescribed statutory accounting practices include state laws and regulations. Additionally, the Director of the NE DOI has the right to permit other specific practices, which deviate from prescribed practices.

Pursuant to Interpretation of the Statutory Accounting Principles Working Group (INT) 20-10, non-conforming credit tenant loans (CTLs) that were filed with the NAIC Securities Valuation Office (SVO) by February 15, 2021 were permitted to be reported as bonds on the statements of admitted assets, liabilities and capital and surplus - statutory basis for year end December 31, 2020.  As these permitted practices are promulgated by the NAIC, they are not NE DOI permitted practices as authorized by the Director of the NE DOI. However, per INT 20-10, any such non-conforming CTL shall be disclosed.

For the annual reporting period ending December 31, 2020, the Company had two non-conforming CTLs reported in bonds in accordance with the limited time exception provided in INT 20-10. As the SVO-issued designations had not yet been received, these CTLs were reported with credit rating provider ratings that reflected equivalent NAIC 1 designations.  These non-conforming CTLs increased bonds by $45 million as of December 31, 2020. The net impact of this provision to statutory surplus and net income (loss) is zero because the increase to bonds was offset by a reduction of investments reported as other invested assets on the statements of admitted assets, liabilities and capital and surplus - statutory basis.  As of December 31, 2021, there were no non-conforming CTLs.

The following table reconciles the Company’s net income (loss) for the years ended December 31, 2021, 2020 and 2019 and capital and statutory surplus as of December 31, 2021 and 2020 between NAIC SAP and practices prescribed or permitted by the NE DOI:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Net income (loss), Nebraska basis	$861	($99)	$1,716
State permitted practices that increase (decrease) NAIC SAP
Net income (loss), NAIC SAP	$861	($99)	$1,716

	December 31,
	2021	2020
	(In Millions)
Statutory capital and surplus, Nebraska basis	$11,353	$11,364
State permitted practices that are an increase (decrease) from NAIC SAP
Statement of Statutory Accounting Principles (SSAP) No. 43R - Bonds		45
SSAP No. 21R - Other invested assets		(45)
Statutory capital and surplus, NAIC SAP	$11,353	$11,364

NAIC SAP and accounting practices prescribed or permitted by the NE DOI differ in certain respects, which in some cases are materially different from accounting principles generally accepted in the United States of America (U.S. GAAP) (Note 2).

Certain reclassifications have been made to the 2020 and 2019 financial statements to conform to the 2021 financial statements - statutory basis presentation.

The Company has evaluated events subsequent to December 31, 2021 through the date the financial statements - statutory basis were available to be issued.  See Note 19.

Economic and capital market uncertainties have arisen as a result of the spread of COVID-19. The impact of COVID-19 on the Company is constantly evolving and its future effects are uncertain and cannot be reasonably estimated as of the date of this filing.  Interest rates, credit spreads and equity market levels have had the most significant effect on the Company’s financial statements. COVID-19 related claims have not been material through December 31, 2021.  The Company continues to actively monitor direct and indirect impacts of the pandemic on its financial statements, especially in relation to claims and the investments portfolio.

USE OF ESTIMATES

The preparation of financial statements - statutory basis in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ACCOUNTING CHANGES, CORRECTIONS OF ERRORS AND RECLASSIFICATIONS

Effective January 1, 2021, the Company adopted revisions to SSAP No. 86, Derivatives, to ensure reporting consistency for derivatives with financing components. A financing derivative is one which the premium to acquire the derivative is paid throughout the derivative term, or at maturity. The revisions require that at acquisition and subsequently, the gross reported fair value of the derivative shall exclude the impact of the financing premiums and the premiums payable shall be separately reported as payable for securities. The impact of the adoption on January 1, 2021 was an increase to Derivatives of $330 million, an increase to

Investment Income Due and Accrued of $290 million and an increase to Payable for Securities included in Other liabilities of $620 million.

Effective January 1, 2021, the Company adopted SSAP No. 26R, Bonds, and SSAP No. 32R, Preferred Stock, which clarified the valuation and measurement for perpetual bonds and stocks held as investments. Perpetual bonds and preferred stocks, previously reported at amortized cost, shall now be reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. The impact of this adoption on the Company’s financial statements was immaterial.

Variable annuity contracts are subject to Actuarial Guideline 43 (AG43) and the Valuation Manual section VM-21 (VM-21).  As a result of updates to AG43 and VM-21, effective January 1, 2020, for all variable annuity contracts, $239 million of reserves were released with an offsetting adjustment in surplus, change in reserve on account of change in valuation basis, on the statements of capital and surplus - statutory basis.

For the annuity business retroceded by Pacific Life Re Limited (PLRL), a wholly-owned subsidiary of Pacific LifeCorp, the age calculation methodology was changed from an age last birthday approach to an age nearest birthday basis, which is consistent with the development of the prescribed valuation mortality tables. As a result of this change, effective January 1, 2020, $102 million of aggregate reserves were released with an offsetting adjustment in surplus, change in reserve on account of change in valuation basis, on the statements of capital and surplus - statutory basis.

The Company has a reinsurance agreement with Pacific Life Re Global Limited (RGBM), a wholly-owned, indirect subsidiary of Pacific LifeCorp domiciled in Bermuda, whereby the Company retrocedes statutory reserves for a majority of the underlying Yearly Renewable Term (YRT) treaties on a 100% coinsurance with funds withheld basis to RGBM. During the year ended December 31, 2020, the Company determined that, since inception of the agreement in 2011, reinsurance premiums retroceded by the Company to RGBM had been calculated and retroceded based on gross written premiums received by the Company, rather than earned premiums as defined in the reinsurance agreement. The impact of this correction, net of tax, as of December 31, 2020 was a decrease to unassigned surplus as a prior period adjustment on the statements of capital and surplus - statutory basis of $44 million.

Subsequent to the filing of the Company’s 2021 Annual Statement, the Company determined that the disclosure related to the recorded investment for commercial mortgage loans in the identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement was not properly presented as of December 31, 2021, which resulted in a disclosure overstatement of $300 million.  The recorded investment was correctly disclosed in the Audited Financial Statements - Statutory Basis (see Note 5).  There was no impact to surplus or net income (loss).

FUTURE ADOPTION OF ACCOUNTING PRINCIPLES

During 2020, the NAIC issued Interpretation 20-01 to provide statutory accounting and reporting guidance for the adoption of Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting issued by the Financial Accounting Standards Board.  This Interpretation adopts, with minor modification, the U.S. GAAP adopted guidance, which provides optional expedients and exceptions for applying current accounting guidance to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met, through December 31, 2022.  The Company is currently evaluating the impact of this guidance on its financial statements – statutory basis.

INVESTMENTS AND DERIVATIVE INSTRUMENTS

Bonds not backed by other loans are generally stated at amortized cost using the effective interest method.  Bonds, including loan-backed and structured securities (LBASS), with a NAIC designation of 6 are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual bonds are reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

LBASS are generally stated at amortized cost using the effective interest method. Income is determined considering anticipated cash flows based on industry prepayment models and internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. For LBASS purchased with high credit quality and fixed interest rates, the effective yield is recalculated on a retrospective basis. For all other LBASS, including those where cash flows are deemed other than temporarily impaired, effective yield is recalculated on a prospective basis.

Preferred stocks are generally stated at amortized cost. Preferred stocks designated low quality, lower quality and in or near default are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual preferred stocks are reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Investments in unaffiliated common stocks are valued at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

The Company has certain investments, including financial instruments, denominated in currencies other than the U.S. dollar.  All assets and liabilities denominated in foreign currencies are remeasured at year end exchange rates, while revenue and expenses are measured at the transaction date and recorded in net unrealized capital gains (losses) less tax.  The Company primarily uses foreign currency interest rate swaps to manage its foreign exchange risk.

Other than temporary impairment (OTTI) evaluation is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates investments for potential OTTI at least on a quarterly basis.

In determining whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: the extent and duration of the decline in value, the reasons for the decline (credit event, currency or interest rate related including spread widening), the Company’s inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis and the performance of the security’s underlying collateral and projected future cash flows.  In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

The Company writes down all investments that are deemed to be other than temporarily impaired in the period the securities are deemed to be impaired.  The Company records an OTTI to fair value for common stock, preferred stock, and bonds, except for LBASS, which are written down to the present value of cash flows expected to be collected, discounted at the security’s effective interest rate.  The Company records an OTTI to fair value for any investment that the Company intends to sell or would be required to sell prior to recovery at a realized loss.  The Company records OTTI in net realized capital gains (losses) less tax.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and impairment losses.  Mortgage loans on real estate do not include accrued interest, which is included in investment income due and accrued.  The Company generally recognizes interest income on its impaired loans upon receipt.  As of December 31, 2021, commercial mortgage loans with a total recorded investment of $20 million were considered impaired.  Since the fair value of the underlying collateral on these loans was greater than their carrying amount, no impairment loss was recorded. During the year ended December 31, 2020, a $14 million OTTI loss was recognized on impaired commercial mortgage loans with a total recorded investment of $135 million.  As of December 31, 2019, commercial mortgage loans with a total recorded investment of $45 million were considered impaired.  Since the fair value of the underlying collateral on these loans was greater than their carrying amount, no impairment loss was recorded.  There was no allowance for credit losses associated with the impaired loans as of December 31, 2021, 2020 and 2019.  The average recorded commercial loan that was considered impaired as of December 31, 2021, 2020 and 2019 was $20 million, $141 million and $46 million, respectively.  The Company had zero, $115 million and zero of impaired commercial loans on nonaccrual status as of December 31, 2021, 2020 and 2019, respectively.  No mortgage loans were derecognized as a result of foreclosure during the years ended December 31, 2021, 2020 and 2019.

Investment real estate is valued at the lower of depreciated cost or market, less related mortgage debt, cumulative write downs and valuation adjustments.  Depreciation of investment real estate is computed using the straight line method over estimated useful lives, which range from 5 to 30 years.  Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period.  When the future estimated undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property is considered impaired and is written-down to its fair value through net realized capital gains (losses) less tax. The Company recorded a loss of $22 million related to the disposal of real estate fixed assets from the Home Office and the sale of two real estate investment properties for the year ended December 31, 2021. The Company recorded impairment loss of $6 million on two of the real estate investment properties for the year ended December 31, 2020.  The impairments were the result of two real estate investment properties classified as held-for-sale as of December 31, 2020 where the contracted sale price was lower than the book value.  Fair value was determined based on expected sales proceeds.  The Company held two real estate investment properties classified as held-for-sale with a carrying value of $11 million as of December 31, 2020.  The Company had no real estate investment write-downs during the years ended December 31, 2019.

Short-term investments are stated at amortized cost and approximate fair value. Short-term investments include, but are not limited to, bonds and commercial paper whose maturities at the time of purchase were greater than three months and less than or equal to one year. Cash and cash equivalents are stated at amortized cost and approximate fair value. Cash and cash equivalents include money market instruments, cash on deposit and highly liquid debt instruments with maturities of three months or less from purchase date.

Contract loans are carried at unpaid principal balances.

Other invested assets are generally carried at values based on the underlying audited equity of the investee as determined in accordance with U.S. GAAP with changes in value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.  Other invested assets primarily consist of investments in joint ventures, hedge funds, private equity funds, and real estate joint ventures.  These investments include affiliated companies as well as those where the Company has minor ownership interests.  An impairment occurs if it is probable that the Company will be unable to recover the carrying amount of the investment.  The investment is written down to fair value as the new cost basis and the OTTI is recorded in net realized capital gains (losses) less tax.

The Company applies hedge accounting as prescribed by SSAP No. 86, Derivatives, by designating derivative instruments as either fair value or cash flow hedges on the inception date of the hedging relationship.  At the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item.  The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception date and on an ongoing basis in accordance with its risk management policy.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered effective hedges and are reported in the financial statements in a manner consistent with the hedged asset or liability (amortized cost or fair value).  Changes in the carrying value of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the carrying value of the hedged asset or liability are recorded.

To the extent the Company chooses not to designate a derivative as a hedge or the designated derivative no longer meets the criteria of an effective hedge, the derivative is accounted for at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax and any change in fair value attributable to changes in foreign exchange rates are reflected as adjustments to unassigned surplus as a change in net unrealized foreign exchange capital gain (loss) consistent with the hedged items. When these derivative instruments are terminated, the gains and losses are reported as net realized capital gains (losses) less tax.

Carrying value is calculated based on the gross derivative asset or liability position.  If the carrying value of the derivative is positive, the amount is recorded in derivatives.  If the carrying value of the derivative is negative, the amount is recorded in other liabilities.  The Company’s receivable for the return of cash collateral pledged is recorded in other invested assets.  The Company’s obligation to return cash collateral received is recorded in other liabilities.

Gains and losses on terminated derivative instruments that are hedging bonds are subject to the Interest Maintenance Reserve (IMR).  Gains and losses on terminated forward starting swap positions that are hedging anticipatory purchases of bonds are deferred to unearned investment income, included in other liabilities, if the effective date of the forward starting swap is beyond the current fiscal year. Once the effective date is within the current fiscal year, the gains and losses are transferred from unearned investment income to the IMR.  Gains and losses on terminated derivative instruments that are hedging the surplus notes are recorded directly to surplus in other surplus adjustments, and amortized as an increase in net investment income over the life of the surplus notes utilizing the effective interest method.

Periodic net settlements on derivatives designated as hedges are recorded on an accrual basis consistent with the hedged items.  Periodic net settlements on derivatives not designated as hedging are recorded on an accrual basis in net investment income.

The asset valuation reserve (AVR) is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain investments.  Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus.  The IMR results in the deferral of after tax realized capital gains and losses attributable to interest rate fluctuations on bonds and other investments.  These capital gains and losses are amortized into net investment income over the remaining life of the investment sold.  The IMR of $205 million and $204 million is included in other liabilities as of December 31, 2021 and 2020, respectively.

Net investment income consists of interest, dividend, accretion income, net of amortization and investment expenses, partnership realized income, and periodic net settlements on derivatives.  Interest income for bonds and redeemable preferred stock is recognized on an accrual basis.  Dividend income for perpetual preferred stock and common stock is recognized as earned on the ex-dividend date.  Amortization and accretion are determined by the effective interest method based on estimated principal repayments.  Accrual of interest income is suspended, and any existing accrual balances are written off, for bonds that are in default or when it is probable the interest due and accrued is uncollectible.  Prepayment penalties for bonds and prepayment premiums for mortgage loans are recorded as net investment income.  Investment income from subsidiaries, controlled and affiliated (SCA) entities is described below.  Interest expense on surplus notes is also recorded in net investment income.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. If any interest income due and accrued is deemed uncollectible, interest accrual ceases and previously accrued amounts are written off. Accrued interest income more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted.  There was no investment income due and accrued excluded from surplus as of December 31, 2021 and 2020.

Net realized capital gains (losses) less tax are determined on the specific identification method and are presented net of Federal income taxes and transfers to the IMR.

INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

Included in common stocks and other invested assets are the Company’s SCA entities in which the Company, with its affiliates, holds a voting interest of 10% or more.  The Company holds no investments in SCA entities that exceed 10% of admitted assets of the Company as of December 31, 2021 and 2020.  Undistributed earnings and losses from SCA entities are recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.  Dividends and distributions are recognized in net investment income, with a corresponding reduction to unassigned surplus, when declared to the extent that they are not in excess of the undistributed accumulated earnings of the SCA entity.  The Company did not recognize any impairment write-downs for its investments in SCA entities during the years ended December 31, 2021, 2020 and 2019.

The Company carries its wholly owned State of Arizona domiciled life insurance common stock subsidiary, Pacific Life & Annuity Company (PL&A), based on PL&A’s underlying audited statutory surplus.  PL&A’s carrying value was $530 million and $555 million as of December 31, 2021 and 2020, respectively.  The Company carries its wholly owned State of Vermont domiciled special purpose financial insurance company subsidiaries, Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) based on their underlying audited statutory surplus.  However, the audited statutory surplus of PAR Vermont and PBRC both include an admitted asset based on approved practices in Vermont.  Under NAIC SAP, these assets are not considered admitted assets.  Based on the nonadmission of these assets, the Company nonadmits the carrying values of PAR Vermont and PBRC for reporting.  The nonadmitted carrying values of PAR Vermont and PBRC were $241 million and $121 million, respectively as of December 31, 2021.  The nonadmitted carrying values of PAR Vermont and PBRC were $175 million and $127 million, respectively, as of December 31, 2020.  During the years ended December 31, 2021, 2020 and 2019, the Company made capital contributions of zero, $350 million and zero, respectively, to PAR Vermont.  During the years ended December 31, 2021, 2020 and 2019, the Company made capital contributions of zero, $90 million and zero, respectively, to PBRC.

The Company had investments in mutual funds managed by affiliates as of December 31, 2021 and 2020.  Investments in affiliated mutual funds are carried at the underlying audited U.S. GAAP equity of the mutual funds which approximates fair value.  Investments in affiliated bonds are generally valued at amortized cost except those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value. Investments in affiliated mutual funds are carried at fair value.

The Company generally carries its investments in joint ventures, partnerships and limited liability companies (LLCs) based on the underlying audited U.S. GAAP equity of the investee as determined in accordance with U.S. GAAP, except as otherwise disclosed below.  These investments include affiliated companies as well as those where the Company has minority ownership interests.

Pacific Life Aviation Holdings LLC (PLAH), a direct, wholly owned subsidiary of Pacific Life, owned 75.5% of Aviation Capital Group LLC (ACG) until it was sold in December 2019 (see Note 4).  ACG was engaged in the acquisition and leasing of commercial aircraft.  PLAH is carried at its underlying audited U.S. GAAP equity.  Audits of PLAH were not performed and the carrying value of $7 million for PLAH was nonadmitted as of December 31, 2021 and 2020.  Distributions from PLAH to the Company included in net investment income for the year ended December 31, 2019 were $1,056 million.  See Note 4.

Pacific Asset Holding LLC (PAH) is a wholly owned LLC that invests in commercial real estate properties and ventures and other private equity investments.  PAH is accounted for under SSAP No. 97 8.b.iii, Investments in Subsidiary, Controlled and Affiliated Entities, which requires it to be carried based on its audited U.S. GAAP equity, without any statutory adjustments.  As of December 31, 2021 and 2020, PAH’s carrying value was $1,971 million and $1,768 million, respectively.

Pacific Life Fund Advisors LLC (PLFA) is a non-life insurance LLC subsidiary 99% owned by the Company and 1% owned by PL&A.  PLFA is the investment adviser for the Pacific Select Fund and the Pacific Funds Series Trust. The Pacific Select Fund is the investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners. The Pacific Funds Series Trust is the investment vehicle for the Company’s mutual fund products and other funds. Distributions to the Company from PLFA, reflecting net revenues and expenses, net of taxes, are recorded by the Company as net investment income when declared to the extent they are not in excess of undistributed accumulated earnings. Distributions from PLFA to the Company included in net investment income for the years ended December 31, 2021, 2020 and 2019 were $119 million, $102 million and $101 million, respectively.  Any undistributed net revenue and expense, net of tax, is recorded directly to surplus.  PLFA is carried based on its underlying audited U.S. GAAP equity.  As of December 31, 2021 and 2020, PLFA’s carrying value was $47 million.

The Company carries Pacific Select Distributors, LLC (PSD) a wholly owned non-life insurance LLC broker-dealer subsidiary based on its underlying audited U.S. GAAP equity and adjusted to a statutory basis of accounting.  As of December 31, 2021 and 2020, PSD’s carrying value was $45 million and $48 million, respectively.  PSD primarily serves as the distributor of registered investment-related products and services, principally variable life and annuity contracts issued by the Company and PL&A. In connection with PSD’s distribution of these variable life and annuity contracts to the Company and PL&A, the Company incurred commission expense of  $603 million, $449 million and $452 million during the years ended December 31, 2021, 2020 and 2019, respectively.  A service plan was adopted by the Pacific Select Fund whereby the Pacific Select Fund pays PSD, as distributor of the funds, a service fee in connection with services rendered or procured for shareholders of the fund or their variable contract owners.  These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $86 million, $76 million and $78 million, included in commission expense, for paying trail commissions on its behalf for the years ended December 31, 2021, 2020 and 2019, respectively.  PSD also offers limited retail broker-dealer services that include selling variable annuities issued by the Company to customers advised by third party fiduciaries such as trust companies and registered investment advisers. With respect to these sales, PSD acts as the broker-dealer of record for the initial sale, but does not receive commissions.

The Company also has the following noninsurance SCA investments that are classified as SSAP No. 97, Subsidiary, Affiliated and Controlled Entities (SSAP 97) 8b(iii) entities:

	December 31, 2021				December 31, 2020
				Admitted				Admitted
	Gross		Nonadmitted	Asset	Gross		Nonadmitted	Asset
Description: (3)	Amount		Amount	Amount	Amount		Amount	Amount

	(In Millions)
Pacer Pacific Asset Floating	$24	(2)		$24				—
PSF Hedge Equity Portfolio Class I	16	(2)		16				—
Pacific Funds Ultra Short Income Class I	13	(1)		13	$13	(1)		$13
Pacific Funds Ultra Short Income Class D	13	(1)		13	13	(1)		13
PSF ESG Diversified Growth Class I	13	(2)		13				—
Pacific Funds ESG Core Bond Fund Adv Class	12	(1)		12	13			13
Pacific Funds ESC Core Bond Fund Class I	12	(1)		12	13			13
PSF ESG Diversified Portfolio Class I	11	(2)		11				—
Pacific Funds Small-Cap Value, Advisor	9	(1)		9	7	(1)		7
Pacific Optimization Moderate	1	(1)		1	1	(1)		1
Pacific Optimization Growth	1	(1)		1	1			1
Pacific Global Focused High				—	26	(1)		26
Pacific Global Senior Loan ETF				—	24	(1)		24
Pacific Funds Large-Cap Value, Advisor				—	9	(1)		9
Pacific Services Canada Limited				—	4	(1)	$4	—
Total	$125		$—	$125	$124		$4	$120

(1)  Includes NAIC Sub-2 filing types.

(2)  Includes NAIC Sub-1 filing types.

(3)  The Company received responses from the NAIC for all required SCA filings and no SCA investment valuations were disallowed or required to be resubmitted.

The Company is the owner and beneficiary of life insurance policies captured under SSAP No. 21, Other Admitted Assets.  As of December 31, 2021 and 2020, the cash surrender value was $208 million and $172 million, respectively.  The investments in various fund structures of the underlying life insurance policies comprise investment characteristics of 100% of stocks.

The Company provides certain subsidiaries and affiliates with services that are routine in nature. Fees for these services are determined using cost allocations based on U.S. GAAP or a negotiated basis intended to reflect market prices.  The Company provides investment and administrative services for certain subsidiaries and affiliates under administrative services agreements.  For the years ended December 31, 2021, 2020 and 2019, the Company received $114 million, $103 million and $101 million, respectively, for services provided to, and paid $10 million, $8 million and $6 million, respectively, for services received from certain subsidiaries and affiliates, which are included in operating expenses.  As of December 31, 2021 and 2020, the Company reported $1 million and $1 million, respectively, as amounts due from the parent company and the ultimate parent, Pacific LifeCorp and PMHC, and  $105 million and $58 million, respectively, due from other affiliated companies.  As of December 31, 2021 and 2020, the Company reported ($3) million and $3 million, respectively, as amount due to (from) other affiliated companies. It is the Company’s practice to settle these amounts no later than 90 days after the due date.

In September 2021, the Company entered into a one year agreement with Pacific Life Re International Limited (RIBM), a wholly owned indirect subsidiary of Pacific LifeCorp, to lend up to $100 million at a fixed rate of 0.7%. The amount loaned was $70 million as of December 31, 2021.

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from the Company. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company.  Included in the liability for aggregate reserves are insurance contracts with the affiliated assignment company with contract values of $2.9 billion and $2.8 billion as of December 31, 2021 and 2020, respectively.  Related to these contracts, the Company received $197 million, $305 million and $478 million of premiums and annuity considerations and paid $183 million, $174 million and $153 million of current and future policy benefits for the years ended December 31, 2021, 2020 and 2019, respectively.  In addition, included in the liability for deposit-type contracts are contracts with the affiliated assignment company of $3.3 billion and $3.1 billion as of December 31, 2021 and 2020, respectively.

AGGREGATE RESERVES AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Life insurance reserves are valued using the net level premium method, the Commissioners’ Reserve Valuation Method (CRVM), or other modified reserve methods.  Interest rate assumptions ranged from 2.0% to 6.0%.  Reserves for individual variable annuities are held in accordance with VM-21.  Reserves for individual fixed annuities are maintained using the Commissioners’ Annuity Reserve Valuation Method, with appropriate statutory interest and mortality assumptions computed on the basis of interest ranging from 1.0% to 11.3%.  Group annuity reserves are valued using the CRVM with statutory interest and mortality assumptions computed on the basis of interest ranging from 1.0% to 11.3%.

The Company establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid.  An expense liability is established associated with paying those claims.

The Company waives deduction of deferred fractional premium upon death of insured. The Company does not return any portion of the final premium for periods beyond the date of death. Continuous or modal premium assumptions are used for all reserves.  All reserves are equal to the greater of the computed reserve and surrender value or, on certain products, a higher alternative comparison value.

Payments received on deposit-type contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to the liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the summary of operations when earned under the terms of the contract.  Payments to contract holders are recorded as current and future policy benefits expense to the extent that such payments differ from the recorded liability.  Interest rates credited ranged primarily from 0.3% to 8.8%.

TRANSFERS TO SEPARATE ACCOUNTS DUE OR ACCRUED, NET

Transfers to separate accounts due or accrued, net consist primarily of amounts accrued from the separate account for expense allowances recognized in reserves.  These amounts represent the excess of separate account contract values over statutory reserves held in the separate account.

REVENUES, BENEFITS AND EXPENSES

Life insurance premiums are recognized as income when due from the policyholder under the terms of the insurance contract. Premiums for flexible premium products are recognized when received from the policyholder. Annuity considerations are recognized as premiums when received.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

PARTICIPATING POLICIES

For the years ended December 31, 2021, 2020 and 2019, premiums under ordinary insurance, group insurance and group annuity participating policies were $7 million or 0.2%, $8 million or 0.2% and $8 million or 0.2%, respectively, of total ordinary insurance, group insurance and group annuity premiums earned. The Company accounts for its policyholder dividends based upon dividend formulas approved by the Company’s Board of Directors.   During the years ended December 31, 2021, 2020 and 2019, the Company paid dividends in the amount of $8 million each year to policyholders and did not allocate any additional income to such policyholders.

FEDERAL INCOME TAXES

The Company is taxed as a life insurance company for income tax purposes and its operations are included in the consolidated Federal income tax return of PMHC.  In addition to the Company, included in PMHC’s consolidated return are the following entities:  Pacific LifeCorp, PL&A,  PAR Vermont, PBRC, PLFA, and RGBM.

The method of tax allocation between companies is subject to written tax sharing agreements, approved by the Company’s Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are generally settled as refunds are received. If the consolidated return has a tax payable, the intercompany balances are generally settled as paid.

SEPARATE ACCOUNTS

Separate accounts primarily include variable life and annuity contracts, as well as other single separate accounts.  The Company’s separate accounts without guarantees consist of the variable annuities and variable life businesses where the assets of these accounts are carried at fair value and represent legally segregated contract holder funds.  A separate account liability is recorded at fair value at an amount equal to the separate account asset.  The investment results of separate account assets typically pass through to the contract holders so that the Company generally bears no investment risk on these assets.  Amounts charged to the separate account for mortality, surrender and expense charges are included in separate account fees in other income.

The Company has separate accounts with guarantees comprised of the group annuities business where the general account guarantees annuity payments if the separate accounts is unable to do so.  Assets of the group annuities business are carried at amortized cost and the Company establishes an AVR as required.  The Company contractually guarantees either a minimum return or account value on these separate account products, for which liabilities have been recorded in aggregate reserves.

Separate account assets are primarily invested in mutual funds, but are also invested in bonds, mortgage loans, and hedge funds.

The variable annuities, variable universal life, and group annuities are classified as separate account products under statutory accounting principles.  Variable annuities and variable universal life products are also classified as separate account products under U.S. GAAP, however, group annuities are classified as general account products under U.S. GAAP due to the investment risk being retained by the general account.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile.  The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk.  Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums.  The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas and actuarial models.  Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action.  As of December 31, 2021 and 2020, the Company exceeded the minimum risk-based capital requirements.

2.        COMPARISON OF NAIC SAP TO U.S. GAAP

The objectives of U.S. GAAP reporting differ from the objectives of NAIC SAP reporting.  U.S. GAAP stresses measurement of earnings of a business from period to period, while NAIC SAP stresses measurement of ability to pay claims in the future.

The Company prepares its financial statements - statutory basis in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP.  NAIC SAP and accounting practices prescribed or permitted by the NE DOI (Note 1) primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions and methods, reporting surplus notes as surplus instead of debt, as well as reporting investments and certain assets and accounting for deferred income taxes on a different basis.

3.        CLOSED BLOCK

In connection with the Company’s conversion to a mutual holding company structure, an arrangement known as a closed block (Closed Block) was created for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997.  The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change.

Assets of the Company have been allocated to the Closed Block in an amount that produces cash flows, which, together with anticipated revenues, are expected to be sufficient to support the policies.  The Company is not required to support the payment of dividends on these policies from its general funds.  The Closed Block will continue in effect until either the last policy is no longer in force, or the dissolution of the Closed Block.

4.        DISCONTINUED OPERATIONS

In September 2019, the Company announced that it signed a definitive agreement to sell its remaining ownership in ACG, a majority owned subsidiary of PLAH, to TC Skyward Aviation U.S. Inc (TCSA), a Delaware corporation and direct subsidiary of Tokyo Century Corporation, a Japanese corporation and PLAH was classified as held for sale. PLAH’s carrying amount immediately prior to classification as held for sale in September 2019 was $2.0 billion.

The ACG sale transaction closed on December 5, 2019. Upon the closing of the transaction, the Company received cash proceeds of $2.9 billion.  This included a distribution of $802 million of cash and taxes payable from PLAH to the Company as required under the tax sharing agreement.

Prior to the sale, the Company recorded its investment in PLAH based on the equity method with changes in PLAH’s undistributed earnings recorded as an adjustment to change in net unrealized capital gains (losses) less tax, on the statements of capital and surplus - statutory basis.  Upon completion of the sale and cash distribution from PLAH, the Company recorded a gain of $1,056 million, net of tax, in net investment income on the statements of operations - statutory basis, which includes a gain of $49 million on the sale, $766 million for the reclassification from change in net unrealized gains for the undistributed earnings and $241 million for the PLAH earnings for the year ended December 31, 2019.  In addition, there was a reversal of a previously nonadmitted intercompany tax receivable due to the Company from PLAH of $78 million as this receivable was settled with the proceeds from sale which was recorded in surplus as a change in nonadmitted assets.

5.        INVESTMENTS

BONDS, SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS

The book/adjusted carrying value, fair value and net unrealized gains (losses) of bonds, short-term investments and cash equivalents are shown below.  Short-term investments and cash equivalents as of December 31, 2021 and 2020 were $0.4 billion and $0.9 billion, respectively.  See Note 6 for information on the Company’s fair value measurements.

	Book/Adjusted		Net
	Carrying Value	Fair Value	Unrealized Gains (Losses)
	(In Millions)
December 31, 2021:
U.S. Government	$1,585	$1,714	$129
All other governments	659	706	47
U.S. states, territories and possessions	86	92	6
U.S. political subdivisions of states, territories and possessions	164	188	24
U.S. special revenue and special assessment obligations	1,374	1,518	144
Industrial and miscellaneous	52,454	57,013	4,559
Bank loans	1,540	1,539	(1)
Hybrid securities	30	30	—
LBASS:
Residential mortgage-backed securities (RMBS)	1,923	1,970	47
Commercial mortgage-backed securities (CMBS)	2,452	2,482	30
Other	5,474	5,603	129
Total	$67,741	$72,855	$5,114

	Book/Adjusted		Net
	Carrying Value	Fair Value	Unrealized Gains (Losses)
	(In Millions)
December 31, 2020:
U.S. Government	$669	$854	$185
All other governments	569	649	80
U.S. states, territories and possessions	96	104	8
U.S. political subdivisions of states, territories and possessions	167	195	28
U.S. special revenue and special assessment obligations	1,249	1,417	168
Industrial and miscellaneous	47,566	54,286	6,720
Bank loans	730	723	(7)
Hybrid securities	11	11	—
LBASS:
RMBS	2,945	3,032	87
CMBS	2,197	2,232	35
Other	3,640	3,840	200
Total	$59,839	$67,343	$7,504

The book/adjusted carrying value and fair value of bonds, short-term investments and cash equivalents as of December 31, 2021, by contractual repayment date of principal, are shown below.  Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/Adjusted Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$1,616	$1,640
Due after one year through five years	15,641	16,468
Due after five years through ten years	20,678	21,975
Due after ten years	19,957	22,717
	57,892	62,800
LBASS	9,849	10,055
Total	$67,741	$72,855

The following tables present the fair value and gross unrealized losses for bonds where the fair value had declined and remained continuously below the amortized cost adjusted for OTTI for less than twelve months and for twelve months or greater:

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(In Millions)
December 31, 2021:
U.S. Government	$955	$6			$955	$6
All other governments	112	5	$5	$1	117	6
U.S. special revenue and special assessment obligations	132	2	38	1	170	3
Industrial and miscellaneous	6,455	143	592	32	7,047	175
Bank loans	438	3	157	8	595	11
Hybrid securities			5	1	5	1
LBASS:
RMBS	883	16	193	5	1,076	21
CMBS	682	14	511	38	1,193	52
Other	2,318	26	171	5	2,489	31
Total	$11,975	$215	$1,672	$91	$13,647	$306

December 31, 2020:
U.S. special revenue and special assessment obligations			$12	$2	$12	$2
Industrial and miscellaneous	$980	$38	306	23	1,286	61
Bank loans	335	7	79	3	414	10
Hybrid securities			4	2	4	2
LBASS:
RMBS	553	4	66	4	619	8
CMBS	779	66	91	9	870	75
Other	405	7	113	10	518	17
Total	$3,052	$122	$671	$53	$3,723	$175

The Company has evaluated investments with gross unrealized losses and determined that the unrealized losses are temporary.  The Company does not have the intent to sell these securities and has the intent and ability to retain these investments for a period of time sufficient to recover the amortized cost basis.

The table below summarizes the OTTI by security type:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Bonds:
Industrial and miscellaneous	$36	$80	$15
Bank loans			6
LBASS	34	7	7
Mortgage loans		14
Real estate		6
Other invested assets	11	10	6
Total OTTI	$81	$117	$34

The following table presents LBASS, within the scope of SSAP No. 43R, Loan-backed and Structured Securities, with a recognized OTTI during the year ended December 31, 2021, classified on the basis of either, a) intent to sell, or b) inability or lack of intent to retain investment in the security for a period of time sufficient to recover the amortized cost basis.

	Amortized Cost	OTTI Recognized in Loss
	Before OTTI	Interest	Non-Interest	Fair Value
	(In Millions)
Year Ended December 31, 2021:
Intent to sell	$21	$8		$13
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis
Total	$21	$8	$—	$13

The following table presents all LBASS with an OTTI recognized during the year ended December 31, 2021, whereby the present value of cash flows expected to be collected is less than the amortized cost basis of the securities:

Cusip	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost after OTTI	Fair Value at time of OTTI	Date of Financial Statement When Reported
			(In Millions)
23312RAJ4	$31	$5	$26	$5	$5	12/31/2021
Total			$26

The assignment of an NAIC 5GI designation to a debt security occurs when the necessary documentation for a full credit analysis does not exist but the security is current on all contractual payments and the Company expects the security to make full payment of all contractual principal and interest.  The following table presents the number of investments, the book/adjusted carrying value, and the fair value for bonds with an NAIC 5GI designation:

	December 31, 2021			December 31, 2020
	Number	Book/Adjusted Carrying Value	Fair Value	Number	Book/Adjusted Carrying Value	Fair Value
		(In Millions)			(In Millions)
U.S. special revenue and special assessment obligations	2	$13	$13	2	$14	$12
Industrial and miscellaneous	1	28	29	2	34	37
Bank loans	1	15	14	1	15	16
LBASS	3	6	8	4	74	75
Total	7	$62	$64	9	$137	$140

Proceeds, gross gains, and gross losses recognized on sales of bonds were $2.4 billion, $28 million, and $11 million, respectively, for the year ended December 31, 2021.  Proceeds, gross gains, and gross losses recognized on sales of bonds were $1.7 billion, $56 million, and $14 million, respectively, for the year ended December 31, 2020.  Proceeds, gross gains, and gross losses recognized on sales of bonds were $2.7 billion, $83 million, and $16 million, respectively, for the year ended December 31, 2019.

Bonds with a book/adjusted carrying value of $6 million as of December 31, 2021 and 2020, were held as restricted assets on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

The Company received prepayment penalties and acceleration of fees of $117 million, $70 million and $49 million from 249, 173 and 106 securities for the years ended December 31, 2021, 2020 and 2019, respectively.

SECURITIES LENDING

The Company participates in a securities lending program whereby securities are loaned to third parties for the purpose of enhancing income on securities held through reinvestment of cash collateral received upon lending. For securities lending transactions, the Company requires a minimum initial collateral, usually in the form of cash, equal to 102% of the fair value of the securities loaned. The borrower of the loaned securities is permitted to sell or repledge those securities. For securities lending transactions, the carrying value of securities classified as bonds and on loan as of December 31, 2021 and 2020 was $3.0 billion and $2.3 billion, respectively, with fair value of $3.2 billion and $2.6 billion, respectively.  Under these agreements, the Company recorded cash collateral received of $3.3 billion and $2.7 billion as of December 31, 2021 and 2020, respectively, and established a corresponding liability for the same amount, which is included in other liabilities.  This collateral is not restricted, and there is no collateral that extends beyond one year from December 31, 2021.  As of December 31, 2021 and 2020, there were no separate accounts securities lending arrangements.  The Company may occasionally borrow amounts from the cash collateral for short-term liquidity for general corporate purposes.  As of December 31, 2021 and 2020, borrowings from the securities lending cash collateral was zero.

The aggregate amount of collateral reinvested broken down by the maturity date of the invested asset is as follows (In Millions):

	December 31, 2021		December 31, 2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Overnight and continuous
30 days or less	$727	$727	$2,231	$2,231
31-60 days	2,050	2,050	200	200
61 to 90 days	550	550	250	250
Total collateral reinvested	$3,327	$3,327	$2,681	$2,681

The Company invests the cash collateral received from its securities lending arrangements primarily into short-term investments.

To manage the mismatch of maturity dates between the security lending transactions and the related reinvestment of the collateral received, the Company reinvests in highly liquid assets with a minimum 20% of invested cash collateral assets maturing within 30 days and the remaining invested cash collateral maturing within 95 days. Effective May 2021, the maximum maturity for reverse repurchase agreements has been amended to 90 days.

SECURED BORROWING

The Company entered into a short-term reverse repurchase agreement and also invests cash collateral received into tri-party reverse repurchase agreements as part of its securities lending program.  The Company requires that all reverse repurchase agreements must be collateralized by U.S. Treasury Securities, U.S. Agency Securities, U.S. Corporate bonds and/or U.S. Equities with a minimum margin of 102%.  For the securities lending program, reverse repurchase agreements had a maximum maturity of 95 days and are indemnified by the Company’s securities lending agent against counterparty default. Effective May 2021, the maximum maturity for reverse repurchase agreements has been amended to 90 days. When counterparty default and price movements of the collateral received present the primary risks for repurchase agreements, the Company mitigates such risks by mandating short maturities, applying proper haircuts and monitoring fair values daily.

The fair value of securities acquired under repo secured borrowing that were nonadmitted was zero as of December 31, 2021 and 2020.

The following tables present the maximum amount during the year ended and ending balance as of December 31, 2021 and 2020 of the allocation of reverse repurchase agreements by remaining contractual maturity (In Millions):

December 31, 2021	Maximum Amount	Ending Balance	Amortized Cost	Fair Value
30 days or less	$1,125	$575	$575	$575
31-90 days	2,900	2,600	2,600	2,600
>90 days	250

December 31, 2020	Maximum Amount	Ending Balance	Amortized Cost	Fair Value
30 days or less	$1,450	$900	$900	$900
31-90 days	1,855	450	450	450
>90 days	450	200	200	200

The following table presents, by NAIC designation, the fair value of bonds acquired by the Company under repo-secured borrowings as of December 31, 2021 and 2020 (In Millions):

	December 31,
	2021	2020
NAIC 1	$1,039	$924
NAIC 2	946	695
NAIC 3	983
NAIC 4	383
Total	$3,351	$1,619

The maximum fair value of the bonds acquired was $5.9 billion and $3.9 billion as of December 31, 2021 and 2020, respectively.

The maximum amount provided during the year ended and ending balance as of December 31, 2021 and 2020 of the cash collateral provided and recognized receivable for the return of collateral for secured borrowing is as follows (In Millions):

	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	December 31, 2021		December 31, 2020
Cash	$3,725	$3,175	$3,620	$1,550

The maximum amount provided during the year ended and ending balance as of December 31, 2021 and 2020 of the recognized liability to return collateral for secured borrowing is as follows (In Millions):

	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	December 31, 2021		December 31, 2020
Repo securities sold/acquired with cash collateral	$3,725	$3,175	$3,620	$1,550

In 2015, the Company entered into a participation agreement with an unrelated third party (Transferee) that qualified as a secured borrowing transaction. The Company transferred an approximate 10% interest in two commercial mortgage loan receivables (the Loans) to the Transferee and maintained an ownership interest in the Loans. In 2021, the participation agreement was terminated.  As of December 31, 2020, the Company’s reported book value in the Loans was $377 million, and the secured borrowing balance, including accrued interest, was $49 million (Note 9).

WORKING CAPITAL FINANCE INVESTMENTS

The tables below present the aggregate book/adjusted carrying value of working capital finance investments (WCFI) by designation as of December 31, 2021 and 2020.

	Gross Asset	Nonadmitted Asset	Net Admitted Asset
December 31, 2021:		(In Millions)
WCFI Designation 1	$310		$310
WCFI Designation 2	134		134
Total	$444	—	$444

	Gross Asset	Nonadmitted Asset	Net Admitted Asset
December 31, 2020:		(In Millions)
WCFI Designation 1	$340		$340
WCFI Designation 2	38		38
Total	$378	—	$378

The table below presents the aggregate maturity distribution on the underlying working capital finance programs.

	Book/Adjusted Carrying Value
	December 31,
	2021	2020
	(In Millions)
Up to 180 days	$422	$378
181 to 365 days	22
Total	$444	$378

DEBT RESTRUCTURING

As of December 31, 2021 and 2020, the Company had investments in restructured bonds and mortgage loans of $40 million and $20 million, respectively.  The realized capital losses related to these bonds and mortgage loans were $31 million, zero and zero for the years ended December 31, 2021, 2020 and 2019, respectively.

MORTGAGE LOANS

The maximum and minimum lending rates for newly issued mortgage loans, by category, are as follows:

	Maximum	Minimum
Year Ended December 31, 2021:
Farm	4.45%	3.10%
Construction and land development	4.25%	4.07%
Commercial	4.39%	2.35%

Year Ended December 31, 2020:
Farm	4.95%	3.10%
Construction and land development	5.02%	4.49%
Multi-family residential	2.70%	2.70%
Commercial	5.00%	2.85%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 100%.

The age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement is as follows:

	Farm	Residential	Commercial	Mezzanine	Total
December 31, 2021:	(In Millions)
Current	$930	$239	$14,644	$107	$15,920
30-59 days past due	2				2
60-89 days past due	1				1
90+ days past due					—
Total	$933	$239	$14,644	$107	$15,923

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1) (2)			$1,080	$107	$1,187

	Farm	Residential	Commercial	Mezzanine	Total
December 31, 2020:	(In Millions)
Current	$753	$281	$13,918	$107	$15,059
30-59 days past due					—
60-89 days past due	1				1
90+ days past due					—
Total	$754	$281	$13,918	$107	$15,060

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)			$1,502	$107	$1,609

(1) Excluded from the Commercial amounts are mortgage loan participations where the sole participants are the Company and PL&A.  The total amounts were $2,823 million and $2,752 million as of December 31, 2021 and 2020, respectively.

(2) Amounts were updated subsequent to the issuance of the Annual Statement.

The Company’s mortgage loans finance various types of properties primarily throughout the U.S., Canada and the United Kingdom (UK).  The geographic distributions of the mortgage loans book/adjusted carrying value were as follows:

	December 31,
	2021	2020
	(In Millions)
California	$3,292	$2,998
Washington	1,363	1,360
Texas	1,343	1,525
Illinois	1,252	1,175
New York	907	915
Massachusetts	813	755
New Jersey	723	719
Virginia	708	475
Florida	704	589
Arizona	613	624
All other	4,205	3,924
Total	$15,923	$15,059

As of December 31, 2021 and 2020, the largest carrying amount of one single commercial loan in California, the state with the highest geographical distribution, was $404 million or 3% and $302 million or 2% of the mortgage loan carrying value, respectively.  This loan was secured by apartment buildings.

As of December 31, 2021, the largest total carrying value of multiple commercial loans with a single sponsor was $564 million and 4% of the mortgage loan carrying value.  As of December 31, 2021, these loans were located in Arizona and California and were secured by retail.  As of December 31, 2020, the largest total carrying value of multiple commercial loans with a single sponsor, a related party to the Company, was $614 million and 4% of the mortgage loan carrying value.  As of December 31, 2020, these loans were located in Washington, District of Columbia, Illinois, North Carolina, Georgia, Texas, Arizona, and California and were secured by apartment, lodging, and golf properties.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2021 and 2020.

For the years ended December 31, 2021, 2020 and 2019, the Company recognized in net investment income prepayment income of $30 million, $41 million and $32 million, respectively, from early pay off mortgage loans.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance.  Collateral performance includes a review of the most recent collateral inspection reports and financial statements.  Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV).  The DCR compares the collateral’s net operating income to its debt service payments.  DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments.  A larger DCR indicates a greater excess of net operating income over the debt service.  The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage.  LTVs greater than 100% indicate that the loan amount exceeds the collateral value.  A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process results in each loan being placed into a No Credit Concern category or one of three levels:  Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern.  Loans in the No Credit Concern category are performing and no issues are noted.  The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns.  The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong.  For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors.  Financial covenants may have been triggered due to declines in performance.  There may be disputes between the borrower and contractors.  Credit profile and/or borrower sponsorship remain stable but require monitoring.  Near term (6 months or less) maturity requires monitoring due to negative trends.  No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.  This includes troubled debt restructures (TDR) performing as agreed for more than one year.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or the borrower may have requested covenant relief.  There may be disputes between the borrower and contractors.  Loan credit profile, borrower sponsorship and/or collateral value may have declined or given cause for concern.  Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.  Likelihood for TDR, impairment and loss is increased.  This includes all loans performing as agreed during the first year of a TDR unless assigned to Level 3.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist.  Borrower may have asked for modification of loan terms.  Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative.  Impairment loss is possible depending on current fair market value of the collateral.  This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 1 through Level 3 are placed on a watch list and monitored monthly, subject to the terms of the loan agreement.  Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired.  A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

The Company is working with borrowers who are experiencing financial difficulty as a direct result of the COVID-19 pandemic.  When necessary, the Company is providing loan modifications to assist borrowers with their present circumstances. These loans are accruing interest and are classified as current when performing under the terms of the modified loan agreement. On April 7, 2020, a group of banking agencies issued an Interagency Statement that offers practical expedients for evaluating whether loan modifications that occur in response to COVID-19 are TDR consistent with the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The Consolidated Appropriations Act, signed into law on December 27, 2020 extended the relief offered in the CARES Act through January 1, 2022 and clarified that insurance companies are covered under the CARES Act. The Company’s loan modifications will fall within the guidance of either the April 7, 2020 Interagency Statement or the CARES Act, both as adopted by the NAIC under INT 20-03, and do not qualify as TDRs. As of December 31, 2021, the Company has provided modification in the form of principal and/or interest payment relief and extension of maturity dates to mortgage loans with a total book value of $916 million.  These loans do not qualify as TDRs.

The following tables set forth mortgage loan credit levels as of December 31, 2021 and 2020 ($ In Millions):

	December 31, 2021
	No Credit Concern		Level 1 Minimal Credit Concern		Level 2 Moderate Credit Concern		Level 3 Significant Credit Concern		Total
Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Agricultural	$933	2.25							$933	2.25
Apartment	2,707	1.86							2,707	1.86
Golf course	52	2.40	$22	0.90			$18	0.82	92	1.73
Industrial	751	2.37							751	2.37
Lodging	799	2.30	87	0.47	$466	0.21			1,352	1.46
Mobile home park	179	3.62							179	3.62
Office	3,512	2.09			47	2.76	20	0.75	3,579	2.09
Residential	43	2.49							43	2.49
Retail	1,839	1.87	225	1.32			514	0.72	2,578	1.59
Construction	3,299		250		160				3,709
Total	$14,114	2.07	$584	1.07	$673	0.45	$552	0.72	$15,923	1.92

	December 31, 2020
	No Credit Concern		Level 1 Minimal Credit Concern		Level 2 Moderate Credit Concern		Level 3 Significant Credit Concern		Total
Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Agricultural	$754	2.25							$754	2.25
Apartment	1,728	1.59	$253	1.18					1,981	1.54
Golf course	38	1.11	21	0.74	$32	0.85	$20	0.69	111	0.89
Industrial	344	2.73							344	2.73
Lodging	211	1.36	662	0.25	371	(0.24)	337	(1.25)	1,581	(0.04)
Mobile home park	180	3.39							180	3.39
Office	3,532	1.94	617	2.18			20	0.62	4,169	1.97
Residential	84	2.37							84	2.37
Retail	489	1.59	1,911	1.77			185	1.91	2,585	1.74
Construction	2,072		954		245				3,271
Total mortgage loans	$9,432	1.92	$4,418	1.50	$648	(0.15)	$562	(0.08)	$15,060	1.63

JOINT VENTURES, PARTNERSHIPS AND LLCs

The Company does not have investments in joint ventures, partnerships and limited liability companies that exceed 10% of admitted assets of the Company as of December 31, 2021 and 2020.  For impaired investments in joint ventures, partnerships and limited liability companies, the Company recorded write downs of $11 million, $10 million and $6 million on 6, 5 and 7 investments during the years ended December 31, 2021, 2020 and 2019, respectively, based upon lower estimated future cash flows.

6.     FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial assets and liabilities that are carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The determination of fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2

Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in inactive markets, and model-derived valuations for which all significant inputs are observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company’s financial instruments that are carried at fair value or net asset value (NAV) as of December 31, 2021 and 2020:

	Level 1	Level 2	Level 3	NAV	Total
December 31, 2021:	(In Millions)
Assets:
Bonds:
Issuer obligations		$24			$24
LBASS			$103		103
Total bonds	—	24	103	—	127

Preferred stocks:
Industrial and miscellaneous		1	1		2
Total preferred stocks	—	1	1	—	2

Common stocks:
Industrial and miscellaneous	$16		22		38
Affiliates (1)	127				127
Total common stocks	143	—	22	—	165

Derivatives:
Foreign currency and interest rate swaps		208			208
Equity derivatives	82		1,916		1,998
Total derivatives	82	208	1,916	—	2,206

Separate account assets (2)	67,331	1		$644	67,976
Total	$67,556	$234	$2,042	$644	$70,476

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$213			$213
Equity derivatives			$10		10
Total	—	$213	$10	—	$223

	Level 1	Level 2	Level 3	NAV	Total
December 31, 2020:	(In Millions)
Assets:
Bonds:
Issuer obligations		$2			$2
LBASS			$1		1
Total bonds	—	2	1	—	3

Common stocks:
Industrial and miscellaneous			7		7
Affiliates (1)	$120				120
Total common stocks	120	—	7	—	127

Derivatives:
Foreign currency and interest rate swaps		224			224
Equity derivatives	116		1,266		1,382
Total derivatives	116	224	1,266	—	1,606

Separate account assets (2)	61,335			$488	61,823
Total	$61,571	$226	$1,274	$488	$63,559

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$166			$166
Equity derivatives			$2		2
Total	—	$166	$2	—	$168

(1)  Consists of mutual funds managed by affiliated entities.

(2)  Consists of separate account assets that are primarily invested in mutual funds and hedge funds. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets.

FAIR VALUE MEASUREMENT

The following describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

BONDS, PREFERRED STOCKS AND COMMON STOCKS

The fair values of bonds, preferred stocks and common stocks are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services.  For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained or an internally developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available. Generally, this includes using an actively traded comparable security as a benchmark for pricing.  These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate. Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Derivative instruments classified as Level 1 are exchange-traded. Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.  The Company accounts for certain derivatives that are designated as cash flow hedges in the same manner as the hedged liability, which are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps. These derivatives are valued using pricing models which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels and, to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs would be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

SEPARATE ACCOUNT ASSETS

The fair value of separate account assets is based on the fair value or NAV of the underlying assets. Separate account assets held at fair value primarily consist of investments in mutual funds and hedge funds.

Level 1 separate account assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

The fair value of assets in the Separate Accounts in Level 2 consist of bonds based on the valuation methods described above in Bonds, Preferred Stocks and Common Stocks. The fair value of assets in the Separate Accounts in Level 3 consist of bonds based on valuation methods described in Bonds, Preferred Stocks and Common Stocks and mortgage loans based on the valuation method described below.

Investments Measured Using the NAV Practical Expedient

Separate account assets include hedge funds where the fair value is based on the net asset value obtained from the fund managers. Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity, fixed income, long/short equity, loans, precious metals, real estate, derivatives, privately held companies and private partnerships. The redemption frequency can be daily, monthly, quarterly, semi-annually and annually. The remaining lockup period ranges from zero to 32 months as of December 31, 2021.  There are no unfunded commitments of investments measured using the NAV practical expedient  as of December 31, 2021.

LEVEL 3 RECONCILIATION

The tables below present a reconciliation of the beginning and ending balances of the Level 3 financial instruments that are carried at fair value using significant unobservable inputs:

				Total Gains or (Losses)
	January 1,	Transfers Into	Transfers Out	Included in	Included in				December 31,
	2021	of Level 3 (1) (2)	of Level 3 (2)	Net Income	Surplus	Purchases	Sales	Settlements	2021
	(In Millions)
Bonds	$1	$31		$1	($2)	$72			$103
Preferred stocks						1			1
Common stocks	7					16	($1)		22
Derivatives, net	1,264			1,518	(53)	1,022		($1,845)	1,906
Total	$1,272	$31	$—	$1,519	($55)	$1,111	($1)	($1,845)	$2,032

				Total Gains or (Losses)
	January 1,	Transfers Into	Transfers Out	Included in	Included in				December 31,
	2020	of Level 3 (1) (2)	of Level 3 (2) (3)	Net Loss	Surplus	Purchases	Sales	Settlements	2020
	(In Millions)
Bonds	$11	$1	($10)					($1)	$1
Common stocks	5			$1		$19	($18)		7
Derivatives, net	826			883	$193	211		(849)	1,264
Total	$842	$1	($10)	$884	$193	$230	($18)	($850)	$1,272

(1) Transferred into Level 3 due to carrying value adjustments down to fair value.

(2) Transfers in and/or out are recognized at the end of each quarter.

(3) Transferred out of Level 3 due to NAIC designation upgrade.

The book/adjusted carrying values and fair values of the Company’s financial instruments are presented in the following table:

	December 31, 2021
		Book/					Not
		Adjusted					Practicable
	Fair	Carrying					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Millions)
Assets:
Bonds	$72,460	$67,346		$67,642	$4,818
Preferred stocks	2	2		1	1
Common stocks (1)	165	165	$143		22
Mortgage loans	16,605	15,923			16,605
Cash, cash equivalents and short-term investments	993	993	813	30	150
Contract loans	7,489	7,489			7,489
Derivatives, net	1,983	1,983	82	(5)	1,906
Securities lending reinvested collateral assets (2)	3,327	3,327		3,327
Other invested assets (1)	776	743		714	62
Separate account assets	70,462	70,442	67,331	2,254	230	$647
Liabilities:
Liability for deposit-type contracts (3)	11,705	11,108		6,919	4,786
Separate account liability for deposit-type contracts	6	6			6

	December 31, 2020
		Book/					Not
		Adjusted					Practicable
	Fair	Carrying					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Millions)
Assets:
Bonds	$66,401	$58,897		$63,086	$3,315
Preferred stocks	9	8		9
Common stocks (1)	127	127	$120		7
Mortgage loans	15,464	15,060			15,464
Cash, cash equivalents and short-term investments	2,000	2,000	1,792	200	8
Contract loans	7,690	7,690			7,690
Derivatives, net	1,437	1,437	115	58	1,264
Securities lending reinvested collateral assets (2)	2,681	2,681		2,681
Other invested assets (1)	578	547		568	10
Separate account assets	63,344	63,283	61,335	1,338	183	$488
Liabilities:
Liability for deposit-type contracts (3)	7,038	6,173		2,198	4,840
Borrowed money	49	49			49
Separate account liability for deposit-type contracts	4	4			4

(1) Excludes investments accounted for under the equity method.

(2) Excludes payable for securities lending as it equals the securities lending reinvested collateral.

(3) Excludes deposit liabilities with no defined or contractual maturities.

The tables above exclude the following financial instruments: investment income due and accrued and derivatives collateral receivable and payable.  The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates or counterparty credit.

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2021 and 2020:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS (INCLUDING SECURITIES LENDING REINVESTED COLLATERAL ASSETS)

For cash and cash equivalents with maturities of three months or less from date of purchase, their fair values approximate their book/adjusted carrying values due to their short maturities. For short-term investments with maturities of one year or less from date of purchase, excluding cash equivalents and money market mutual funds, their fair values are determined using similar valuation techniques as described above for bonds. Cash equivalents that are money market mutual funds have fair values that approximate their book/adjusted carrying values due to the short maturities of the underlying investments of the funds. Securities lending reinvested collateral assets that are primarily reverse purchase agreements have fair values that approximate their book/adjusted carrying values due to their short maturities.

CONTRACT LOANS

Contract loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the contract loans is a reasonable approximation of fair value.

OTHER INVESTED ASSETS

Other invested assets consist primarily of surplus note investments held from other insurance providers and WCFIs that are NAIC rated 1 or 2. The fair values of the surplus note investments are priced by an independent pricing service as described for bonds above. The WCFIs are held at accreted book value which approximates fair value due to the short-term nature of the investment.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The primary methods used to determine the estimated fair value of liability for deposit-type contracts are: discounted cash flow methodologies using significant unobservable inputs, and discounted cash flow methodologies using current market risk-free interest rates and adding a spread to reflect nonperformance risk.  The fair value of the liability for deposit-type contracts issued at floating rates or that are short-term in nature approximate their carrying values.

BORROWED MONEY

The secured borrowing fair value is determined by discounting estimated future cash flows, using current rates that are applicable to similar quality, collateral type and maturity.

SEPARATE ACCOUNT LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The statement value of separate account liability for deposit-type contracts is reported under separate account liabilities and is a reasonable estimate of their fair value because the contractual interest rates are variable and based on current market rates.

7.                      DERIVATIVE INSTRUMENTS

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk and equity risk, collectively “market risk”, and credit risk. Derivative instruments are also used to manage the duration mismatch of general  account assets and liabilities. Derivatives may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company’s OTC derivatives are primarily bilateral contracts between two counterparties. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options.

Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. Credit risk is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract, which exceeds the value of existing collateral, if any. The Company mitigates these risks through established market and credit risk limits.

The following table summarizes the notional amount, net carrying value, and fair value of the Company’s derivative instruments by derivative type.  Cash collateral received from or pledged to counterparties is not included in the amounts below.

	Notional Amount	Net Carrying Value	Fair Value
	(In Millions)
December 31, 2021:
Equity call options	$22,355	$1,908	$1,908
Foreign currency swaps	4,325	65	65
Interest rate swaps	6,256	(70)	(70)
Equity total return swaps	155	(3)	(3)
Equity futures	2,731	82	82
Equity put options	732	1	1
Total	$36,554	$1,983	$1,983

December 31, 2020:
Equity call options	$17,222	$1,265	$1,265
Foreign currency swaps	2,015	(37)	(37)
Interest rate swaps	2,432	95	95
Equity total return swaps	140	(1)	(1)
Equity futures	2,736	115	115
Total	$24,545	$1,437	$1,437

Notional amount represents a standard of measurement of the volume of derivatives.  Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of admitted assets, liabilities and capital and surplus - statutory basis.  Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as foreign currency swaps.

Cash collateral received from OTC counterparties was $846 million and $950 million as of December 31, 2021 and 2020, respectively.  Cash collateral pledged to OTC counterparties was $290 million and $37 million as of December 31, 2021 and 2020, respectively.

As of December 31, 2021 and 2020, the Company had also accepted collateral, consisting of various securities, with a fair value of $327 million and $12 million, respectively, which are held in separate custodial accounts.  As of December 31, 2021 and 2020, none of this collateral had been repledged.

The Company is required to pledge initial margin for all futures contracts.  The amount of required margin is determined by the exchange on which it is traded.  The Company pledged cash and assets to satisfy this collateral requirement.  Cash pledged for initial margin was $82 million and $115 million as of December 31, 2021 and 2020, respectively.  Assets pledged to satisfy this requirement for initial margin had a fair value of $138 million and $78 million as of December 31, 2021 and 2020, respectively.

As of December 31, 2021 and 2020, the Company provided collateral in the form of various securities with a carrying value of $126 million and $65 million, respectively, which are included in bonds.  The counterparties are permitted by contract to sell or repledge this collateral.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company offers life insurance products with indexed account options.  The interest credited on the indexed accounts is a function of the underlying domestic and/or international equity index, subject to various caps, thresholds and participation rates.

The Company utilizes equity call options to hedge the credit paid to the policyholder on the underlying index for its life insurance products  with indexed account options. These equity call options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums.  These equity call options are designated as a fair value hedge under statutory accounting principles with changes in fair value recorded in net realized capital gains (losses) less tax.

For the years ended December 31, 2021, 2020 and 2019, $554 million, $432 million and $326 million, respectively, of option premium expense recorded in net investment income for the one-year equity call options hedging life indexed account insurance products was excluded from the assessment of hedge effectiveness. For all other hedging relationships, no component of the hedging instrument’s fair value was excluded from the assessment of hedge effectiveness.

For the years ended December 31, 2021, 2020 and 2019, the Company recorded $15 million, $1 million and zero, respectively, in unrealized capital gain resulting from derivatives that no longer qualified for hedge accounting.

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company utilizes foreign currency interest rate swap agreements to convert fixed or floating foreign denominated liabilities to  U.S. dollar fixed liabilities. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed-upon exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies. The main currencies swapped that the Company has designated as cash flow hedges are the British pound and the Swiss franc.

The Company also utilizes interest rate swaps to hedge against reinvestment risk embedded in products with long durations. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 39 years. The Company may discontinue cash flow hedge accounting because it is no longer probable that the forecasted transaction will occur by the end of the originally specified time period or within two months of the anticipated date. The Company did not have cash flow hedges that have been discontinued.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specified periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.

The Company utilizes total return swaps, exchange-traded futures and equity put options based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount.  Cash is paid and received over the life of the contract based on the terms of the swap. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts. The equity put options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price. The Company also utilizes interest rate swaps to manage interest rate risk in the variable annuity products.

The Company offers fixed indexed annuity products where interest is credited to the policyholder’s account balance based on domestic and/or international equity index changes, subject to various caps or participation rates. The Company utilizes total return swaps, exchange-traded equity futures and equity call options based upon market indices to economically hedge the interest credited to the policyholder based upon the underlying equity index.  These equity call option contracts involve the exchange of an upfront premium payment for the return, at the end of the option agreement, of the differentials in the index at the time of exercise and the strike price subject to a cap.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities.

Foreign currency interest rate swap agreements are used to convert foreign-denominated assets or liabilities to U.S. dollar assets or liabilities. The main currencies that the Company economically hedges are the euro, British pound, and Canadian dollar.

The average and ending fair value of derivatives not designated as hedging instruments are as follows:

	Average Fair Value Years Ended December 31,		Ending Fair Value as of December 31,
	2021	2020	2021		2020
			Asset	Liability	Asset	Liability
	(In Millions)
Equity call options	$423	$259	$478		$486
Equity total return swaps	1	16		$3		$1
Equity futures	72	233	82		115
Foreign currency swaps	(8)	175	86	52	57	94
Interest rate swaps	(86)	118	89	159	167	72
Equity put options	5	23	1
Total	$407	$824	$736	$214	$825	$167

The following table summarizes the net gains or (losses) recorded in realized and unrealized capital gains and losses for derivatives not designated as hedging instruments.

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Equity total return swaps	($2)	$22	($65)
Equity futures	(401)	(1,080)	(13)
Foreign currency swaps	94	(107)	(7)
Interest rate swaps	(165)	78	19
Equity call options	733	422	308
Equity put options	(1)	39	(23)
Total	$258	($626)	$219

For the years ended December 31, 2021, 2020 and 2019, net losses from periodic net settlements and amortization recorded in net investment income were $176 million, $35 million and $330 million, respectively.

For equity call options with deferred financing premiums which are paid at the end of the derivative contract, summarized in the tables below are the undiscounted future settled premium commitments, equity call option fair value and equity call option fair value excluding impact of discounted future settled premiums (In Millions):

Years Ending December 31:	Premium Payments Due
2022	$613	(1)
2023	77
2024	18
2025	34
2026 and thereafter	49
Total undiscounted future settled premium commitments	$791

(1) Premium payments are expected to be made monthly, based upon current maturity date of derivative contracts.

Years Ending December 31:	Undiscounted Future Premium Commitments	Equity Call Option Fair Value		Equity Call Option Fair Value Excluding Impact of Discounted Future Settled Premiums
2021	$791	$1,480		$1,480
2020	621	784	(1)	$1,115

(1) The equity call option fair value excludes accrued premium liability of $290 million as of December 31, 2020.

DERIVATIVE CREDIT EXPOSURE

The Company is exposed to credit-related losses in the event of nonperformance by derivative counterparties to OTC derivatives.  The Company manages its credit risk by dealing with creditworthy counterparties, establishing risk-control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate.  In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received.  These master netting agreements include collateral arrangements with derivative counterparties, which requires positions be marked to market and margined on a daily basis by the daily settlement of variation margin.  The Company has minimal counterparty exposure to credit-related losses in the event of non performance by these counterparties.

The OTC agreements may include a termination event clause associated with financial strength ratings assigned by certain independent  rating agencies.  If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement, or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the net fair value of the underlying derivatives. As of December 31, 2021 and 2020, the Company’s financial strength ratings were above the specified level.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and collateral received.  The Company’s credit exposure for OTC derivatives as of December 31, 2021 was $2 million.  The maximum exposure to any single counterparty was $2 million as of December 31, 2021.  All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance for the years ended December 31, 2021, 2020 and 2019.  The Company does not expect any counterparties to fail to meet their obligations given their investment-grade ratings.

8.                      INCOME TAXES

The components of net admitted deferred tax assets are as follows:

	December 31, 2021			December 31, 2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)			(In Millions)
Gross deferred tax assets	$1,106		$1,106	$964		$964
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets	1,106		1,106	964		964
Deferred tax assets nonadmitted	124		124	146		146
Net admitted deferred tax asset	982		982	818		818
Deferred tax liabilities	229	$291	520	252	$155	407
Net admitted deferred tax asset (net deferred tax liability)	$753	($291)	$462	$566	($155)	$411

				Change during 2021
				Ordinary	Capital	Total
				(In Millions)
Gross deferred tax assets				$142		$142
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets				142		142
Deferred tax assets nonadmitted				(22)		(22)
Net admitted deferred tax asset				164		164
Deferred tax liabilities				(23)	$136	113
Net admitted deferred tax asset (net deferred tax liability)				$187	($136)	$51

The admission calculation components of SSAP No. 101, Income Taxes, are as follows:

	December 31, 2021			December 31, 2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)			(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks	$—		$—	$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	462		462	411		411
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	462		462	411		411
Adjusted gross deferred tax assets allowed per limitation threshold			1,633			1,635
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	229	$291	520	252	$155	407
Deferred tax assets admitted as the result of application of SSAP No. 101	$691	$291	$982	$663	$155	$818

				Change during 2021
				Ordinary	Capital	Total
				(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks				$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation				51		51
Adjusted gross deferred tax assets expected to be realized following the balance sheet date				51		51
Adjusted gross deferred tax assets allowed per limitation threshold						(2)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities				(23)	$136	113
Deferred tax assets admitted as the result of application of SSAP No. 101				$28	$136	$164

The ratio percentage and adjusted capital and surplus used to determine recovery period and threshold limitation are as follows ($ In Millions):

	December 31,
	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	1,172%	1,256%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$10,886	$10,898

The impacts of tax planning strategies as of December 31, 2021 and 2020 are as follows ($ In Millions):

	December 31, 2021
	Ordinary	Capital
Adjusted gross deferred tax assets	$1,106	$—
Percent of total adjusted gross deferred tax assets	0%	0%

Net admitted adjusted gross deferred tax assets	$982	$—
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

	December 31, 2020
	Ordinary	Capital
Adjusted gross deferred tax assets	$964	$—
Percent of total adjusted gross deferred tax assets	0%	0%

Net admitted adjusted gross deferred tax assets	$818	$—
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance as of December 31, 2021 and 2020.

The Federal income taxes are as follows:

	Years Ended December 31,			Change	Change
	2021	2020	2019	2021-2020	2020-2019
	(In Millions)
Federal income tax expense (benefit)	$210	($197)	($50)	$407	($147)
Federal income taxes on net capital gains (loss)	(7)	14	100	(21)	(86)
Other		(12)		12	(12)
Federal income tax expense (benefit)	$203	($195)	$50	$398	($245)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows. There were no capital deferred tax assets as of December 31, 2021 and 2020.

	December 31,
Deferred tax assets:	2021	2020	Change
Ordinary:	(In Millions)
Policyholder reserves	$598	$486	$112
Deferred acquisition costs	428	403	25
Compensation and benefits accrual	66	61	5
Policyholder dividend accruals	2	2	—
Other	12	12	—
Total	1,106	964	142
Statutory valuation allowance adjustment
Nonadmitted	124	146	(22)
Admitted deferred tax assets	982	818	164

Deferred tax liabilities:
Ordinary:
Investments	144	138	6
Fixed assets	78	106	(28)
Other	7	8	(1)
Total deferred tax liabilities	229	252	(23)

Capital:
Investments	291	155	136
Total	291	155	136

Deferred tax liabilities	520	407	113

Net admitted deferred tax assets	$462	$411	$51

The change in net deferred income taxes, exclusive of the nonadmitted assets, is as follows:

	December 31,
	2021	2020	Change
	(In Millions)
Total deferred tax assets	$1,106	$964	$142
Total deferred tax liabilities	520	407	113
Net deferred tax asset	$586	$557	29
Tax effect of unrealized activities			59
Change in net operating deferred income tax			$88

The CARES Act, enacted on March 27, 2020, contains certain income tax related provisions. One of the key provisions allows companies with net operating losses (NOL) originating in 2018, 2019 or 2020 to carry back those losses to the five preceding tax years and recover cash taxes paid in those years. The Company recorded a Federal income tax benefit for the expected carryback of 2020 NOL to the five preceding tax years from 2015 to 2019, some of which were at a higher statutory tax rate than the current year.  The benefit was reflected in Federal income tax expense (benefit) in 2020, with additional adjustment in 2021 based on 2020 tax return as filed.

Federal income tax expense (benefit) is different from that which would be obtained by applying the statutory Federal income tax rate of 21% to income before income taxes.  The significant items causing these differences are as follows:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Provision computed at statutory rate	$225	($51)	$377
Tax impact from derivative gains (losses)	(43)	54	34
Tax impact from surplus activities		61	10
Tax impact from affiliates	41	(53)	(245)
Tax credits	(21)	(14)	(38)
Dividend received deduction	(33)	(30)	(30)
Taxes allocated under tax sharing agreement	(24)	(29)	(10)
Benefit of NOL carryback under CARES Act	(18)	(72)
Other	(12)	7	(1)
Total statutory income tax	$115	($127)	$97

Federal income tax expense (benefit)	$203	($195)	$50
Change in net deferred income taxes	(88)	68	47
Total statutory income tax	$115	($127)	$97

The Company had no low income housing and solar energy credit carryforwards as of December 31, 2021 and 2020.  The Company had no investment tax credits.  The Company had no Alternative Minimum Tax  credit carryforward. The Company had no adjustments of deferred tax assets (DTAs) and deferred tax liabilities (DTLs) for enacted changes in tax laws or a change in tax status.  The Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs.  The Company had no deposits under Section 6603 of the Internal Revenue Code.

The following are estimated Federal income taxes in the current and prior years that will be available for recoupment in the event of future net losses (In Millions).

	Ordinary	Capital
2021 estimated
2020		$27
2019		42

The Company had no federal or foreign income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within 12 months from December 31, 2021.

The Company’s policy is to recognize interest expense and penalties related to tax contingencies as a component of Federal and foreign income taxes.  During the years ended December 31, 2021, 2020 and 2019, the Company paid an immaterial amount of interest and penalties to state tax authorities.

PMHC and its subsidiaries file income tax returns in the U.S. Federal and various state jurisdictions.  PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2018. The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals. The State of California is auditing the tax year ended December 31, 2009 and certain issues are under protest. The Company does not expect the current Federal and California audits to result in any material assessments.

9.                        BORROWED MONEY

The Company maintains a $700 million commercial paper program.  There was no commercial paper debt outstanding as of December 31, 2021 and 2020.  In addition, the Company had a bank revolving credit facility of $400 million maturing in June 2023 that served as a back-up line of credit to the commercial paper program. In June 2021, this facility and a $600 million revolving credit facility at Pacific LifeCorp were unified and extended into a new $1.0 billion senior revolving credit facility available to both borrowers up to the full commitment amount (the Company and Pacific LifeCorp) with a maturity date of June 2026. The new facility serves as a back-up line of credit to the commercial paper program. Interest is at variable rates. This facility had no debt outstanding as of  December 31, 2021 and 2020. The revolving credit facility has certain debt covenants and the Company was in compliance with those debt covenants as of December 31, 2021. The Company maintains a reverse repurchase line of credit with various financial institutions. There was no debt outstanding in connection with these lines of credit as of December 31, 2021 and 2020.

The Company had an outstanding liability for borrowed money in the amount of $49 million as of December 31, 2020, due to an unrelated third party.  The lender’s collateral for the amount borrowed was a participation interest in two of the Company’s commercial mortgage loans that are secured by real estate properties.  In 2021, the participation agreement was terminated.

The Company is a member of the Federal Home Loan Bank (FHLB) of Topeka.  The Company is eligible to receive advances from the FHLB based on a percentage of the Company’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB requirements, debt covenant restrictions and insurance laws and regulations. The Company’s estimated maximum borrowing capacity (after taking into account required collateralization levels) was $1.5 billion and $1.7 billion as of December 31, 2021 and 2020, respectively.  However, asset eligibility determination is subject to the FHLB’s discretion and to the availability of qualifying assets at the Company.  Interest is at variable or fixed rates.

Through its membership, the Company has issued funding agreements to the FHLB in exchange for cash advances. The Company uses these funds in an investment spread strategy, consistent with its other investment spread business. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s general strategy to utilize funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money.  The funding agreement reserves established were $489 million and $102 million as of December 31, 2021 and 2020, respectively.  The funding agreement liabilities are included in liability for deposit-type contracts.  There was no debt outstanding with the FHLB as of December 31, 2021 and 2020.

The collateral pledged to the FHLB is as follows:

	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
	December 31, 2021			December 31, 2020
General Accounts:	(In Millions)
Total collateral pledged	$1,100	$1,081	$489	$705	$637	$102
Maximum collateral pledged	1,108	1,087	489	926	915	508

The maximum borrowing from FHLB during the year ended December 31, 2021 is as follows (In Millions):

General Account
Debt	$—
Funding agreements	489
Total	$489

The Company’s current borrowings from FHLB are not subject to prepayment penalties.

The Company is required to purchase stock in FHLB of Topeka each time it receives an advance.  As of December 31, 2021 and 2020, the Company holds $22 million and $7 million, respectively, of FHLB of Topeka stock, which is recorded in common stocks.

10.                  CAPITAL AND SURPLUS

The Company has 600,000 shares of common stock authorized, issued and outstanding with a par value of $50.00 per share. There is only one class of shares.

DIVIDEND RESTRICTIONS

The payment of dividends by the Company to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws.  These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on this limitation and 2021 statutory results, the Company could pay up to $769 million in dividends in 2022 to Pacific LifeCorp, without prior approval by the NE DOI, subject to the notification requirement.  Within the dividend restrictions, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders.   There are no other restrictions on unassigned surplus.

During the year ended December 31, 2021, Pacific Life paid an ordinary dividend in the form of cash and bonds to Pacific LifeCorp of $450 million.  During the years ended December 31, 2020 and 2019, Pacific Life paid an ordinary cash dividend to Pacific LifeCorp of zero and $650 million, respectively.

During the year ended December 31, 2020, Pacific LifeCorp made a capital contribution to the Company of $650 million that is reported in paid in surplus.

UNASSIGNED SURPLUS

The portion of unassigned surplus represented by cumulative unrealized gains, net, as of December 31, 2021 and 2020 was $708 million and $332 million, respectively.

SURPLUS NOTES

The carrying values of surplus notes are shown below:

	December 31,
	2021	2020
	(In Millions)
1993 Surplus Notes	$134	$134
2009 Surplus Notes	385	385
2013 Surplus Note	407	406
2017 Surplus Notes	749	749
Total surplus notes	$1,675	$1,674

1993 Surplus Notes:

On December 30, 1993, the Company issued Contribution Certificates, also referred to as surplus notes (1993 Surplus Notes) in the principal amount of $150 million for net cash proceeds of approximately $147 million at an interest rate of 7.90% maturing on December 30, 2023.  Interest is payable semiannually on June 30 and December 30.  Total interest and principal paid on a cumulative basis was $330 million and $16 million, respectively, as of December 31, 2021.  Interest paid on the 1993 Surplus Notes amounted to $11 million for the years ended December 31, 2021, 2020 and 2019, and is included in net investment income.  There was no principal paid during the years ended December 31, 2021, 2020 and 2019.  The Company had entered into interest rate swaps converting these surplus notes to variable rate notes based upon the London Interbank Offered Rate (LIBOR).  During the year ended December 31, 2011, the interest rate swaps were terminated. Deferred gains related to the termination of the interest rate swaps were recorded directly to surplus in other surplus adjustments and are amortized as a reduction of interest expense over the life of the surplus notes using the effective interest method.  As of December 31, 2021, total unamortized gains were $10 million.  Amortization totaled $5 million, $5 million and $4 million for the years ended December 31, 2021, 2020 and 2019, respectively.

The 1993 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Merrill Lynch & Co., Goldman Sachs & Co., and J.P. Morgan Securities, Inc., and are administered by JPMorgan Chase Bank.  The 1993 Surplus Notes may not be redeemed at the option of the Company or any holder of the 1993 Surplus Notes. The 1993 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  Each payment of interest on and the repayment of principal of the 1993 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 1993 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time.

On October 24, 2017, with the approval of the Director of the NE DOI, the Company pursuant to a tender offer repurchased and retired $16 million of the 1993 Surplus Notes. A tender offer premium payment of $4 million was recorded in interest expense and reported through net investment income. Partially offsetting the interest expense was $3 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

2009 Surplus Notes:

On June 15, 2009, the Company issued $1 billion of surplus notes at a fixed interest rate of 9.25%, maturing on June 15, 2039 (2009 Surplus Notes).  Interest is payable semiannually on June 15 and December 15.  Total interest and principal paid on a cumulative basis was and $959 million and $615 million, respectively, as of December 31, 2021.  Interest paid on the 2009 Surplus Notes amounted to $36 million for each of the years ended December 31, 2021, 2020 and 2019 and is included in net investment income.  There was no principal paid during the years ended December 31, 2021, 2020 and 2019.  The Company may redeem all or a portion of the 2009 Surplus Notes at its option, subject to the prior approval of the Director of the NE DOI for such optional redemption.  The 2009 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  Each payment of interest on and the repayment of principal of the 2009 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI.  The Company had entered into interest rate swaps converting these surplus notes to variable rate notes based upon the LIBOR. During the year ended December 31, 2011, the interest rate swaps were terminated.  Deferred gains related to the termination of the interest rate swaps were recorded directly to surplus in other surplus adjustments and are amortized as a reduction of interest expense over the life of the surplus notes using the effective interest method.  As of December 31, 2021, total unamortized gains were $113 million.  Amortization totaled $3 million for each of the years ended December 31, 2021, 2020 and 2019.

The 2009 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman Sachs & Co., UBS Investment Bank and Wachovia Securities. U.S. Bank has been appointed as fiscal agent to act as registrar, principal paying agent and transfer agent with respect to the 2009 Surplus Notes.  The 2009 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time.

On January 22, 2013, with the approval of the Director of the NE DOI, the Company pursuant to a tender offer repurchased and retired $323 million of the 2009 Surplus Notes. A tender offer premium payment of $155 million was recorded in interest expense and reported through net investment income. Partially offsetting the interest expense was $112 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

On February 11, 2016, with the approval of the Director of the NE DOI, the Company repurchased and retired an additional $56 million of principal of its 2009 Surplus Notes. A premium payment of $24 million was recorded in interest expense and reported through net investment income.  Partially offsetting the interest expense was $18 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

On October 24, 2017, with the approval of the Director of the NE DOI, the Company pursuant to a tender offer repurchased and retired $236 million of the 2009 Surplus Notes. A tender offer premium payment of $166 million was recorded in interest expense and reported through net investment income. Partially offsetting the interest expense was $74 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

2013 Surplus Note:

Concurrent with the repurchase of 2009 Surplus Notes on January 22, 2013 discussed above and, with the approval of the Director of the NE DOI, the Company issued a $500 million, 30-year surplus note to its parent, Pacific LifeCorp, at a fixed interest rate of 5.125%, with semi-annual interest payments due January 25 and July 25, maturing on January 25, 2043 (2013 Surplus Note). Each payment of interest on and the repayment of principal of the 2013 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2013 Surplus Note is unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  Total interest and principal paid on a cumulative basis was $201 million and $90 million, respectively, as of December 31, 2021.  Interest paid on the 2013 Surplus Note amounted to $21 million for each of the years ended December 31, 2021, 2020 and 2019 and is included in net investment income.  There was no principal paid during the years ended December 31, 2021, 2020 and 2019.

On October 24, 2017, with the approval of the Director of the NE DOI, the Company repurchased and retired $90 million of the 2013 Surplus Note.

2017 Surplus Notes:

On October 24, 2017, with the approval of the Director of the NE DOI, the Company issued $750 million of 4.3% surplus notes maturing on October 24, 2067 (2017 Surplus Notes). The 2017 Surplus Notes accrue interest at a fixed rate of 4.3% through October 23, 2047, and thereafter until maturity at a floating rate equal to the three-month LIBOR for deposits in U.S. dollars plus 2.796%.  Interest is payable semiannually on April 24 and October 24 until and including October 24, 2047, and thereafter quarterly on January 24, April 24, July 24 and October 24 of each year, commencing on January 24, 2048.

The 2017 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Barclays, Citigroup, Credit Suisse, Wells Fargo Securities, and Goldman Sachs & Co. LLC.  The Company may redeem all or a portion of the 2017 Surplus Notes at its option any time on or after October 24, 2047 at the redemption price described under the terms of the 2017 Surplus Notes subject to the prior approval of the Director of the NE DOI for such optional redemption.  Each payment of interest on and the repayment of principal of the 2017 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2017 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time. The 2017 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  Total interest and principal paid on a cumulative basis was and $129 million and zero, respectively, as of December 31, 2021.  Interest paid on the 2017 Surplus Notes amounted to $32 million for each of the years ended December 31, 2021, 2020 and 2019 and is included in net investment income.  There was no principal paid during the years ended December 31, 2021, 2020 and 2019.

11.                  REINSURANCE

The Company has reinsurance contracts with other insurance companies and affiliates to limit potential losses, reduce exposure from larger mortality risks and provide additional capacity for growth.  As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

The ceding of risk does not discharge the Company from its primary obligations to contract owners.  To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable.  Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

Reserve adjustments on reinsurance ceded in the statements of operations - statutory basis relate to amounts ceded by the Company in connection with modified coinsurance reinsurance agreements.  The amounts included in revenue adjustments on reinsurance ceded primarily represents ceded current and future policy benefits, net investment income and net realized capital gains (losses) less tax, related to these agreements.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.

For the years ended December 31, 2021, 2020 and 2019, premiums assumed were $2.5 billion, $0.9 billion and $0.9 billion, and premiums ceded were $1.8 billion, $1.2 billion and $1.4 billion, respectively.  As of December 31, 2021 and 2020, reserve credits recorded on ceded reinsurance were $4.2 billion and $3.6 billion, respectively.

Amounts recoverable from reinsurers on paid losses, included in other assets, were $356 million and $296 million as of December 31, 2021 and 2020, respectively.  Reinsurance recoveries for unpaid losses, included in other liabilities, totaled $355 million and $222 million as of December 31, 2021 and 2020, respectively.

The Company has assumed and ceded reinsurance contracts in place with a reinsurer whose financial stability has deteriorated. In March 2019, the reinsurer’s domiciliary state regulator issued a rehabilitation and injunction order, in which the regulator shall conduct and continue business of the reinsurer.  The Company recorded an immaterial impairment, and the Company does not expect the financial deterioration of the reinsurer to have a material adverse effect on the Company’s financial statements  - statutory basis as of December 31, 2021.

As part of a strategic alliance, the Company reinsures risks associated with policies written by an independent producer group primarily through modified coinsurance arrangements with this producer group’s reinsurance company.  Premiums ceded to this producer group amounted to $371 million, $274 million and $273 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Direct premiums written or produced by this producer group amounted to $146 million, $90 million and $76 million for the years ended December 31, 2021, 2020 and 2019, respectively.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, was $2.5 billion and $2.2 billion as of December 31, 2021 and 2020, respectively.  The amount of new reinsurance credits taken for an existing agreement amended during the year ended December 31, 2021, which included policies or contracts that were in force or which had existing reserves established by the Company, was $70 million as of December 31, 2021.

CEDED AFFILIATED REINSURANCE

The Company cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets and third-party excess of loss reinsurance agreement or note facilities. As of December 31, 2021, Pacific Life’s total statutory reserve credit was $3,131 million, of which $1,737 million was supported by third party excess of loss reinsurance agreement and note facilities, as described below.  As of December 31, 2020, the Company’s total statutory reserve credit was $2,828 million, of which $1,480 million was supported by third party excess of loss reinsurance agreement and note facilities, as described below.

The Company utilizes affiliated reinsurers to mitigate the statutory capital impact of NAIC Model Regulation “Valuation of Life Insurance Polices” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s universal life products with flexible duration no lapse guarantee rider (FDNLGR) benefits. PAR Vermont and PBRC are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation (Vermont Department). PAR Vermont and PBRC are wholly-owned subsidiaries of the Company and accredited authorized reinsurers in Nebraska.  The Company cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC. Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at the Company.

Effective December 1, 2019, PAR Vermont entered into a 25-year excess of loss reinsurance agreement (XOL Agreement) with an unrelated third party for a maximum commitment amount of $1.5 billion with an expiration date of December 1, 2044 which replaced the previously held letter of credit (LOC) Facility. The XOL Agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont. The XOL Asset Value calculated in accordance with the XOL Agreement was approved as, and was included as, an admitted asset by the Vermont Department as of December 31, 2021.  The XOL asset value in the amount of $719 million ($719 million admitted) and $627 million ($627 million admitted) was recorded by PAR Vermont as of December 31, 2021 and 2020, respectively, (Note 1).

Reserves in excess of the economic reserves are supported at PBRC by a note facility with a maximum commitment amount of $1.6 billion.  This facility is non-recourse to the Pacific LifeCorp or any of its affiliates, other than PBRC. Through this facility, PBRC issued a surplus note with a maturity date of December 2046 and received a promissory note in return with a maturity date of December 2041. The promissory note is credit enhanced by a highly rated third-party reinsurer for 22 years with a three year extension. The promissory note has been approved as an admissible asset by the Vermont Department for PBRC statutory accounting.  As of December 31, 2021 and 2020, the promissory note amounted to $647 million and $525 million, respectively, and was held in a trust with the Company as beneficiary.  PBRC admitted $647 million and $525 million as an asset in its statutory financial statements as of December 31, 2021 and 2020, respectively, (Note 1).

The Company executed a single reinsurance agreement subject to the requirements of NAIC Actuarial Guideline 48.  The reinsurance agreement with PBRC was effective January 1, 2015 and covers certain level term insurance policies and the FDNLGR benefits on certain covered policies issued from January 1, 2015 through December 31, 2019.  For this reinsurance agreement, funds consisting of certain defined assets (Primary Security) in an amount at least equal to the minimum amount required of Primary Security are held by the Company as security under the reinsurance agreement on a funds withheld basis.  Funds consisting of other security in an amount at least equal to the portion of the statutory reserves, as to which Primary Security is not held, are held in a trust on behalf of the Company as security under the reinsurance agreement.  As of December 31, 2021 and 2020, the Company did not have any non-zero Primary Security Shortfalls.

RGBM assumes certain U.S. life retrocession business from the Company, as well as other non-U.S. life retrocession business.  The Company has reinsurance agreements with RGBM, through which the Company retrocedes underlying YRT U.S. treaties on a 100% coinsurance with funds withheld basis to RGBM (RGBM Agreement). The statutory reserve credit was supported by a letter of credit (RGBM LOC) issued to RGBM by a highly rated bank for the benefit of the Company. In June 2021, RGBM became a reciprocal reinsurer under Nebraska law, allowing it to reinsure business ceded to it from the Company without the need to post collateral. Effective July 1, 2021, the RGBM Agreement was amended to remove RGBM’s obligation to provide the RGBM LOC and the RGBM LOC was terminated on July 16, 2021. In addition, the RGBM Agreement was modified from a 100% coinsurance with funds withheld to a 100% coinsurance agreement. In connection with the RGBM LOC, Pacific LifeCorp provided a guarantee to the bank for certain obligations under the letter of credit reimbursement agreement, which was terminated in August 2021. Pacific LifeCorp continues to have a capital maintenance agreement with RGBM.

The Company has policies issued that have been reinsured by Union Hamilton Reinsurance, Ltd., which is chartered in a country other than the U.S. that is owned in excess of 10% by a person not primarily engaged in the insurance business.  Union Hamilton Reinsurance, Ltd. is a Bermuda based subsidiary, which is wholly-owned by Wells Fargo & Company that provides a broad range of retail banking and brokerage, asset and wealth management, and corporate and investment banking products and services.

ASSUMED AFFILIATED REINSURANCE

The Company has reinsurance agreements with PLRL through which the Company provides two longevity reinsurance solutions. Assumed premiums related to the protection of longevity risk associated with individual annuities and pension schemes by the Company amounted to $72 million,  $71 million and $56 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Assumed premiums related to the protection of asset, interest rate and longevity risk associated with pension schemes by the Company amounted to $1.7 million, zero and zero during the years ended December 31, 2021, 2020 and 2019, respectively.

12.      EMPLOYEE BENEFIT PLANS

The Company maintains a Supplemental Executive Retirement Plan (SERP) for certain eligible employees. The SERP is a non-qualified defined benefit plan.  As of December 31, 2021 and 2020, the benefit obligation and total liability recognized were $81 million and $78 million, respectively.  The accrued benefit costs were $59 million and $58 million and the liability for pension benefits were $22 million and $20 million as of December 31, 2021 and 2020, respectively.  The fair value of plan assets as of December 31, 2021 and 2020 was zero.

POSTRETIREMENT BENEFITS

The Company provides a postretirement health care reimbursement plan (the Plan) that provides benefits for eligible retirees and their dependents.  As of December 31, 2021 and 2020, the benefit obligation and total liability recognized were $6 million and $7 million, respectively.  The accrued benefit costs were $6 million and $6 million and the liability for pension benefits were zero and $1 million as of December 31, 2021 and 2020, respectively.  The fair value of the plan assets as of December 31, 2021 and

2020 was zero.  The Company reserves the right to modify or terminate the Plan at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The following is a summary of pension and postretirement benefits as of December 31, 2021 and 2020:

	Pension Benefit		Postretirement Benefits
	December 31,		December 31,
	2021	2020	2021	2020
	(In Millions)
Change in benefit obligation - underfunded:
Benefit obligation, beginning of year	$78	$71	$7	$8
Service cost	4	4
Interest cost	2	2
Actuarial gains and losses	5	4	(1)	(1)
Benefits paid	(2)	(3)
Business combinations, divestitures, settlements and special termination benefits	(6)
Benefit obligation, end of year	$81	$78	$6	$7

	Pension Benefit			Postretirement Benefits
	Years Ended December 31,			Years Ended December 31,
	2021	2020	2019	2021	2020	2019
	(In Millions)
Components of net periodic benefit cost:
Service cost	$4	$4	$5
Interest cost	2	2	3
Gains and losses	1	2	1
Prior service cost or credit			1
Gain or loss recognized due to a settlement or curtailment	2		2
Total net periodic benefit cost	$9	$8	$12	$—	$—	$—

	Pension Benefit		Postretirement Benefits
	December 31,		December 31,
	2021	2020	2021	2020
	(In Millions)
Amounts in unassigned fund (surplus) recognized as components of net periodic benefit costs:
Items not yet recognized as a component of net periodic cost - prior year	$20	$18	$1	$2
Net prior service cost or credit recognized or arising during the period
Net gain or loss arising during the period	5	3	(1)	(1)
Net gain or loss recognized	(3)	(1)
Items not yet recognized as a component of net periodic cost - current year	$22	$20	$—	$1

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net prior service cost	$1	$1
Net recognized gains or losses	$21	$19	$—	$1

Weighted average assumptions are as follows:

	Pension Benefit			Postretirement Benefits
	Years Ended December 31,			Years Ended December 31,
Net Periodic Benefit Costs:	2021	2020	2019	2021	2020	2019
Weighted average discount rate	2.05%	2.90%	4.15%	2.25%	3.05%	4.20%
Interest crediting rates /Pre-1994 RRA subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	2.40%	3.10%	4.15%	3.50%	5.00%	5.00%

	December 31,			December 31,
	2021	2020		2021	2020
Projected Benefit Obligations:
Weighted average discount rate	2.55%	2.05%		2.60%	2.25%
Interest crediting rates/Pre-1994 RRA subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	2.75%	2.40%		3.50%	3.50%

The Company does not have any regulatory contribution requirements for 2021.  The Company expects to contribute $7 million in 2022 for the pension plans and $1 million for the postretirement plans.  The following estimated future payments, which reflect expected future service, as appropriate, are expected to be paid for the years ending December 31 (In Millions):

2022	2023	2024	2025	2026	2027 through 2031
$9	$7	$8	$8	$6	$36

RETIREMENT INCENTIVE SAVINGS PLAN

The Company provides a Retirement Incentive Savings Plan (RISP) covering all eligible employees. The Company’s RISP matches 75% of each employee’s contribution, up to a maximum of 6% of eligible employee compensation. The Company’s match plus other contributions made by the Company to the RISP amounted to $41 million, $44 million and $40 million for the years ended December 31, 2021, 2020 and 2019, respectively.

OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts.  The interest rate is determined quarterly.  The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. As of December 31, 2021 and 2020, the deferred amounts were $137 million and $138 million, respectively.  The Company’s contributions to the plan were $6 million, $7 million and $7 million for the years ended December 31, 2021, 2020 and 2019, respectively.

13.      RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS AND CHANGE IN INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES

For traditional policies with a flat extra premium, the reserve consists of the regular standard reserve plus 50% of such extra premium.  For traditional policies with a substandard rating, the reserve consists of the regular standard reserve plus an extra reserve based on an appropriate multiple of the valuation mortality table. For other policies with a substandard rating or flat extra, mean reserves are based on an appropriate multiple of or addition to the valuation mortality table.

As of December 31, 2021 and 2020, the Company had $20.3 billion and $24.8 billion, respectively, of insurance in force for which gross premiums are less than the net premiums according to the valuation standard set by the State of Nebraska.

For traditional policies, tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions.  For non-traditional universal life type policies, the tabular interest and tabular cost are based on the actual interest credited to and monthly deductions from the policies. For some deferred annuity policies and some immediate payout policies, tabular interest was calculated using basic data.

The tabular interest on deposit funds not involving life contingencies has been determined from actual interest credited to deposits.

Other reserve changes are comprised of changes in separate account fair values, surrender or alternative comparison values, partial withdrawals, changes in deficiency reserves, and change in CRVM expense allowance.  As of December 31, 2021 and 2020, other reserve changes were $331 million and $490 million, respectively.

As of December 31, 2021 and 2020, there were $16 million and $17 million, respectively, in aggregate reserves for accident and health contracts. There were no significant changes in methodology or assumptions of the reserves during the years ended December 31, 2021, 2020 and 2019.

14.      ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of individual annuities, group annuities and deposit-type contracts:

Individual Annuities:	December 31, 2021
	General	Separate Account		% of
	Account	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,218		$15,218	18%
At book value less current surrender charge of 5% or more (1)	2,333		2,333	3%
At fair value		$55,415	55,415	64%
Total with market value adjustment or at fair value	17,551	55,415	72,966	85%
At book value without adjustment	7,270		7,270	8%
Not subject to discretionary withdrawal	6,142	2	6,144	7%
Total (gross: direct + assumed)	30,963	55,417	86,380	100%
Reinsurance ceded	342		342
Total (net)	$30,621	$55,417	$86,038

Amount included at book value less current surrender charge of 5% or more that will move to at book value without adjustment for the first time within the year after the statement date:	$1,045		$1,045

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

Group Annuities:	December 31, 2021
	General	Separate Account		% of
	Account	With Guarantees	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$1		$1
Not subject to discretionary withdrawal	7,527	$2,798	10,325	100%
Total (gross: direct + assumed)	7,528	2,798	10,326	100%
Reinsurance ceded
Total (net)	$7,528	$2,798	$10,326

Deposit-type Contracts:	December 31, 2021
	General	Separate Account		% of
	Account	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$130		$130	1%
At fair value		$6	6
Total with market value adjustment or at fair value	130	6	136	1%
At book value without adjustment	1,631		1,631	15%
Not subject to discretionary withdrawal	9,437		9,437	84%
Total (gross: direct + assumed)	11,198	6	11,204	100%
Reinsurance ceded
Total (net)	$11,198	$6	$11,204

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2021
	General	Separate Account	Separate Account		% of
	Account	With Guarantees	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,349			$15,349	14%
At book value less current surrender charge of 5% or more (1)	2,333			2,333	2%
At fair value			$55,421	55,421	52%
Total with market value adjustment or at fair value	17,682		55,421	73,103	68%
At book value without adjustment	8,901			8,901	8%
Not subject to discretionary withdrawal	23,106	$2,798	2	25,906	24%
Total (gross: direct + assumed)	49,689	2,798	55,423	107,910	100%
Reinsurance ceded	342			342
Total (net)	$49,347	$2,798	$55,423	$107,568

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2020
	General	Separate Account	Separate Account		% of
	Account	With Guarantees	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,202			$15,202	16%
At book value less current surrender charge of 5% or more (1)	2,595			2,595	3%
At fair value			$51,035	51,035	54%
Total with market value adjustment or at fair value	17,797		51,035	68,832	73%
At book value without adjustment	6,301			6,301	6%
Not subject to discretionary withdrawal	18,120	$1,657	2	19,779	21%
Total (gross: direct + assumed)	42,218	1,657	51,037	94,912	100%
Reinsurance ceded	23			23
Total (net)	$42,195	$1,657	$51,037	$94,889

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

The following information is obtained from the applicable exhibit in the Company’s Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the NE DOI, and are provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Annual Statement:

	December 31,
	2021	2020
	(In Millions)
Annual Statement:
Annuities	$38,146	$35,911
Supplementary contracts with life contingencies	3	3
Deposit-type contracts and funding agreements	11,198	6,281
Subtotal	49,347	42,195

Separate Accounts Annual Statement:
Annuities	58,216	52,690
Other contract deposit funds	5	4
Subtotal	58,221	52,694

Combined total	$107,568	$94,889

15.     ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of life actuarial reserves as of December 31, 2021 and 2020:

December 31, 2021	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,803	$3,288	$3,363
Universal life with secondary guarantees	5,541	5,511	8,241
Indexed universal life	4	4	4
Indexed universal life with secondary guarantees	13,813	12,222	13,495
Other permanent cash value life insurance	9,976	10,697	11,023
Variable universal life	3,707	3,672	3,775	$11,469	$11,354	$11,348
Miscellaneous reserves	2	2	7

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			956
Disability - active lives (1)			7
Disability - disabled lives			13
Miscellaneous reserves			874
Total (direct + assumed)	35,846	35,396	41,758	11,469	11,354	11,348
Reinsurance ceded			3,894
Total (net)	$35,846	$35,396	$37,864	$11,469	$11,354	$11,348

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

December 31, 2020	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,861	$3,341	$3,406
Universal life with secondary guarantees	5,469	5,440	8,232
Indexed universal life with secondary guarantees	11,301	9,990	10,964
Other permanent cash value life insurance	10,198	10,804	11,125
Variable universal life	3,576	3,544	3,630	$9,924	$9,830	$9,824
Miscellaneous reserves	5	5	8

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			800
Disability - active lives (1)			5
Disability - disabled lives			13
Miscellaneous reserves			843
Total (direct + assumed)	33,410	33,124	39,026	9,924	9,830	9,824
Reinsurance ceded			3,590
Total (net)	$33,410	$33,124	$35,436	$9,924	$9,830	$9,824

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

The table below describes the total withdrawal characteristics of life actuarial reserves for life and accident and health and separate accounts annual statements.

	December 31,
	2021	2020
Annual Statement:	(In Millions)
Life insurance section	$36,896	$34,626
Disability - active lives section	585	509
Disability - disabled lives section	10	11
Miscellaneous reserves section	373	290
Subtotal	37,864	35,436

Separate Accounts Annual Statement:
Life insurance section	11,348	9,824
Combined total	$49,212	$45,260

16.                  PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations are as follows:

	December 31, 2021		December 31, 2020
		Net of		Net of
	Gross	Loading	Gross	Loading
	(In Millions)
Ordinary new business	($8)	($25)	$7	($12)
Ordinary renewal	131	129	203	201
Group annuity	52	52	86	86
Total	$175	$156	$296	$275

17.                  ELECTRONIC DATA PROCESSING EQUIPMENT AND SOFTWARE

Electronic data processing (EDP) equipment and non-operating software are carried at cost less accumulated depreciation and are included in other assets.  The net amount of all non-operating software is nonadmitted.  Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life or three years for EDP equipment and five years for non-operating software.  Costs incurred for the development of internal use non-operating software are capitalized and amortized using the straight-line method over the lesser of the estimated useful life or five years.  Depreciation expense related to EDP equipment and non-operating software amounted to $22 million, $23 million and $22 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Net admitted EDP equipment and non-operating software consist of the following:

	December 31,
	2021	2020
	(In Millions)
EDP equipment	$42	$41
Non-operating system software	278	246
Total	320	287
Accumulated depreciation	226	211
Net	94	76
Nonadmitted	89	72
Net admitted	$5	$4

18.                  SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business.  As of December 31, 2021, the Company reported assets and liabilities from the following product lines in separate accounts:

•                  Variable annuities

•                  Variable universal life

•                  Group annuities

In accordance with the products recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.

As of December 31, 2021 and 2020, the Company’s Separate Accounts Annual Statement included legally insulated assets of $70.4 billion and $63.3 billion, respectively.  The assets legally insulated and not legally insulated from the general account as of December 31, 2021 are attributed to the following products (In Millions):

	Separate Account Assets	Separate Account Assets
Product	Legally Insulated	Not Legally Insulated
Variable annuities	$56,300
Variable universal life	11,472
Group annuities	2,670
Total	$70,442	$—

In accordance with the products recorded within the Separate Account, some separate account liabilities are guaranteed by the General Account. In accordance with guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk taken, the Separate Account paid risk charges as follows for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 of $347 million, $300 million, $293 million, $303 million, and $317 million, respectively.

For the years ended December 31, 2021, 2020 and 2019, the General Account of the Company had paid $10 million, $15 million and $14 million, respectively, toward the Separate Account guarantees.

The Company has Separate Accounts with guarantees comprised of the group annuities business where the General Account guarantees annuity payments if the Separate Accounts is unable to do so. Assets of the group annuities business are carried at amortized cost and the Company establishes an AVR as required. The Company’s Separate Accounts without guarantees consist of the variable annuities and variable universal life businesses where the assets of these accounts are carried at fair value.

Information regarding the separate accounts is as follows:

	Separate Accounts with Guarantees (1)	Without Guarantees	Total	Separate Accounts with Guarantees (1)	Without Guarantees	Total
	Years Ended December 31,

	2021			2020
	(In Millions)
Premiums, considerations or deposits	$1,156	$5,783	$6,939	$1,585	$3,752	$5,337

	December 31,

	2021			2020
Reserves for accounts with assets at:	(In Millions)
Fair value		$66,770	$66,770		$60,861	$60,861
Amortized cost	$2,798		2,798	$1,657		1,657
Total reserves	$2,798	$66,770	$69,568	$1,657	$60,861	$62,518

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal at fair value		$66,768	$66,768		$60,859	$60,859
Not subject to discretionary withdrawal	$2,798	2	2,800	$1,657	2	1,659
Total	$2,798	$66,770	$69,568	$1,657	$60,861	$62,518

(1) Represents nonindexed guarantee 4% or less.

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Transfers as reported in the summary of operations - statutory basis of the Separate Accounts Annual Statement:
Transfers to separate accounts	$6,937	$5,337	$3,525
Transfers from separate accounts	6,593	5,432	6,279
Net transfers from separate accounts	344	(95)	(2,754)
Reconciling adjustments:
Net lag loss for annuities in general account only	(1)
Transfers as reported in current and future policy benefits in the accompanying statements of operations - statutory basis	$343	($95)	($2,754)

19.                  COMMITMENTS AND CONTINGENCIES

As of December 31, 2021, the Company had $767 million of outstanding mortgage loan commitments in the General Account which were primarily advances for construction loans.  Construction loan advances are made during the term of the construction loan as the borrower meets certain loan advance requirements.

As of December 31, 2021, the Company had $4,483 million of commitments to fund investments in SCA entities, joint ventures, partnerships and limited liability companies.

As of December 31, 2021, the Company had $1.9 billion and $65 million of outstanding contractual obligations to acquire private placement securities for the General Account and Separate Account, respectively.

The Company has an agreement with PL&A to lend up to $100 million at a variable interest rate. There were no borrowings outstanding as of December 31, 2021 and 2020.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

In connection with the operations of PSD, the Company has made a commitment to provide for additional capital funding as may be required.  The Company made capital contributions to PSD of $19 million, $15 million and $17 million for the years ended December 31, 2021, 2020 and 2019, respectively.  In connection with the operations of PLFA, the Company and PL&A are obligated to contribute additional capital funding as may be required according to their respective membership percentages.  There were no capital contributions to PLFA for the years ended December 31, 2021, 2020 and 2019.

The Company leases facilities under various operating leases, which in most, but not all cases, are noncancelable.  Rental expense, which is included in operating expenses, in connection with these leases was $12 million, $10 million and $7 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Aggregate minimum future commitments are as follows (In Millions):

Year Ending December 31:
2022	$11
2023	10
2024	10
2025	9
2026 and thereafter	15
Total	$55

Certain rental commitments have renewal options extending through the year 2028. Some of these renewals are subject to adjustments in future periods.

The Company entered into agreements with PLRL, Pacific Life Re (Australia) Pty Limited (PLRA), RIBM and RGBM, all such entities being wholly-owned indirect subsidiaries of Pacific LifeCorp, to guarantee the performance of reinsurance obligations of PLRL, PLRA, RIBM and RGBM, respectively. The guarantees for PLRL, PLRA and RIBM are secondary to the guarantees provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by PLRL, PLRA or RIBM and Pacific LifeCorp. PLRL, PLRA, RIBM and RGBM each pay the Company a fee for their respective guarantees.  Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse impact on the Company’s financial statements - statutory basis.

Pacific Life had a guarantee to provide funds, on Pacific LifeCorp’s behalf, of up to 165 million pound sterling to PLRL, which terminated in January 2022.  This guarantee was contingent on the nonperformance of a contingent capital commitment between Pacific LifeCorp and PLRL.  Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse impact on the Company’s financial statements - statutory basis.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages.  Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s financial statements - statutory basis.  The Company believes adequate provision has been made in its financial statements - statutory basis for all probable and reasonably estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the dividend received deduction (DRD).  Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project.  In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action.  Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete. With the enactment the Act on December 22, 2017, DRD computations have been modified effective January 1, 2018. Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future. However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company’s financial statements - statutory basis.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.  These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated.  The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, the Company may record a contingent reserve for such matters. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s financial statements - statutory basis.

The Company issues synthetic guaranteed interest contracts to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans and 529 plans. The plan uses the contract in its stable value fixed income option. The Company receives a fee for providing book value accounting for the plan’s stable value fixed income option.  In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the plan the difference between book value and fair value. The Company mitigates the investment risk through pre-approval and compliance monitoring of the investment guidelines, and contractual provisions including the credited rate reset formula that reflects the actual investment and cash flow experience of the underlying plan.

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payments of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent  insurance companies by assessing all other companies operating in similar lines of business. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset.  As of December 31, 2021 and 2020, the estimated liability was $1.5 million and $1.6 million, respectively.  As of December 31, 2021 and 2020, the related premium tax receivable was $1.3 million and $1.5 million, respectively.  These amounts represent management’s best estimate based on information received from the state in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. Premium tax offsets are expected to be realized based on regulations set forth by various state taxing authorities.

See Note 7 for discussion of other contingencies related to derivative instruments.

See Note 8 for discussion of other contingencies related to income taxes.

See Note 11 for discussion of other contingencies related to reinsurance.

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  S E L E C T E D  F I N A N C I A L  D A T A

A S  O F  A N D  F O R  T H E  Y E A R  E N D E D  D E C E M B E R  3 1 ,  2 0 2 1

(In Millions)

Investment Income Earned
U.S. Government bonds	$22
Bonds exempt from U.S. tax
Other bonds (unaffiliated)	2,484
Bonds of affiliates	11
Preferred stocks (unaffiliated)
Preferred stocks of affiliates
Common stocks (unaffiliated)	1
Common stocks of affiliates	47
Mortgage loans	753
Real estate	41
Contract loans	342
Cash, cash equivalents and short-term investments	3
Derivative instruments	(732)
Other invested assets	504
Aggregate write-ins for investment income	12
Gross Investment Income	$3,488

Real Estate Owned - Book Value Less Encumbrances	$149

Mortgage Loans - Book Value:
Farm mortgages	$933
Residential mortgages	239
Commercial mortgages	14,644
Mezzanine	107
Total Mortgage Loans	$15,923

Mortgage Loans By Standing - Book Value:
Good standing	$15,903
Good standing with restructured terms	$20
Interest overdue more than 90 days, not in foreclosure
Foreclosure in process

Other Long-Term Assets - Carrying Value	$5,425
Bonds and Stocks of Parents, Subsidiaries and Affiliates - Carrying Value:
Bonds	$140
Preferred stocks
Common stocks	$1,019

Bonds and Short-Term Investments by NAIC Designation and Maturity:
Bonds by Maturity - Statement Value:
Due within one year or less	$2,411
Over 1 year through 5 years	20,141
Over 5 years through 10 years	24,085
Over 10 years through 20 years	8,694
Over 20 years	12,216
No maturity date
Total by Maturity	$67,547

Bonds by NAIC Designation - Statement Value:
NAIC 1	$26,160
NAIC 2	36,854
NAIC 3	3,504
NAIC 4	774
NAIC 5	118
NAIC 6	137
Total by NAIC Designation	$67,547

Total Bonds Publicly Traded	$34,422
Total Bonds Privately Traded	$33,125
Preferred Stocks - Statement Value	$2
Common Stocks - Unaffiliated - Fair Value	$38
Common Stocks - Affiliated - Fair Value	$127
Common Stocks - Subsidiaries - Statement Value	$892
Short-term Investments - Carrying Value	$160
Options, Caps & Floors Owned - Statement Value	$1,916
Options, Caps & Floors Written and In Force - Statement Value	($7)
Collar, Swap & Forward Agreements Open - Statement Value	($7)
Futures Contracts Open - Current Value	$82
Cash Equivalents	$235
Cash on Deposit	$598

Life Insurance In Force:
Industrial
Ordinary	$556,373
Credit Life
Group Life	$18

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$54

Life Insurance Policies with Disability Provisions In Force:
Industrial
Ordinary	$14,607
Credit Life

Supplementary Contracts In Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$20
Income Payable	$1
Ordinary - Involving Life Contingencies
Income Payable
Group - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Group - Involving Life Contingencies
Income Payable

Annuities:
Ordinary
Immediate - Amount of Income Payable	$1,068
Deferred - Fully Paid Account Balance	$23,856
Deferred - Not Fully Paid - Account Balance	$85

Group
Amount of Income Payable	$802
Fully Paid Account Balance
Not Fully Paid - Account Balance

Accident and Health Insurance - Premiums In Force:
Other	$2
Group
Credit

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11,153
Dividend Accumulations - Account Balance	$25

Claim Payments 2021:
Group Accident and Health - Year Ended December 31, 2021
2021
2020
2019
2018
2017
Prior

Other Accident and Health
2021	$3
2020
2019
2018
2017
Prior

Other Coverages that Use Developmental Methods to Calculate Claim Reserves
2021
2020
2019
2018
2017
Prior

Pacific Life Insurance Company

S U P P L E M E N T A L  S U M M A R Y  I N V E S T M E N T  S C H E D U L E

D E C E M B E R  3 1 ,  2 0 2 1

($ In Millions)

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
				Securities
				Lending
				Reinvested
				Collateral
	Amount	Percentage	Amount	Amount	Total	Percentage
Long-term bonds:
U.S. Governments	$1,661	1.593%	$1,661		$1,661	1.599%
All other governments	659	0.632%	659		659	0.634%
U.S. states, territories and possessions, etc. guaranteed	86	0.083%	86		86	0.083%
U.S. political subdivisions of states, territories, and possessions, guaranteed	172	0.165%	172		172	0.165%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,935	1.856%	1,935		1,935	1.863%
Industrial and miscellaneous	61,264	58.755%	61,264		61,264	58.979%
Hybrid securities	40	0.038%	40		40	0.039%
Parent, subsidiaries and affiliates	140	0.134%	140		140	0.135%
Unaffiliated bank loans	1,389	1.332%	1,389		1,389	1.338%
Total long-term bonds	67,346	64.588%	67,346	—	67,346	64.835%

Preferred stocks:
Industrial and miscellaneous (unaffiliated)	2	0.001%	2		2	0.001%
Total preferred stocks	2	0.001%	2	—	2	0.001%

Common stocks:
Industrial and miscellaneous publicly traded (unaffiliated)	16	0.015%	16		16	0.015%
Industrial and miscellaneous other (unaffiliated)	22	0.021%	22		22	0.021%
Parent, subsidiaries and affiliates publicly traded	127	0.122%	127		127	0.122%
Parent, subsidiaries and affiliates other	892	0.856%	530		530	0.511%
Total common stocks	1,057	1.014%	695	—	695	0.669%

(Continued)

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
				Securities
				Lending
				Reinvested
				Collateral
	Amount	Percentage	Amount	Amount	Total	Percentage
Mortgage loans:
Farm mortgages	$933	0.895%	$933		$933	0.898%
Residential mortgages	239	0.229%	239		239	0.230%
Commercial mortgages	14,644	14.044%	14,644		14,644	14.098%
Mezzanine real estate loans	107	0.103%	107		107	0.103%
Total mortgage loans	15,923	15.271%	15,923	—	15,923	15.329%

Real estate:
Properties occupied by company	136	0.131%	136		136	0.131%
Properties held for production of income	13	0.012%	13		13	0.012%
Total real estate	149	0.143%	149	—	149	0.143%

Cash, cash equivalents, and short-term investments:
Cash	598	0.573%	598	$18	616	0.593%
Cash equivalents	235	0.225%	235	3,309	3,544	3.411%
Short-term investments	160	0.154%	160		160	0.154%
Total cash, cash equivalents, and short-term investments	993	0.952%	993	3,327	4,320	4.158%

Contract loans	7,490	7.184%	7,489		7,489	7.210%
Derivatives	2,206	2.115%	2,206		2,206	2.123%
Receivables for securities	29	0.028%	29		29	0.028%
Securities lending	3,327	3.190%	3,327
Other invested assets	5,748	5.514%	5,714		5,714	5.504%
Total invested assets	$104,270	100.000%	$103,873	$3,327	$103,873	100.000%

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  I N V E S T M E N T  R I S K  I N T E R R O G A T O R I E S

D E C E M B E R  3 1 ,  2 0 2 1

The Company’s total admitted assets, excluding separate accounts, as reported in the Statements of Admitted Assets, Liabilities and Capital and Surplus (Total Admitted Assets) was $107.6 billion as of December 31, 2021.

1.           The 10 largest exposures to a single issuer/borrower/investment as of December 31, 2021, are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Commercial loan (Mortgage Loan)	$564	0.5%
Commercial loan (Mortgage Loan)	558	0.5%
Commercial loan (Mortgage Loan)	549	0.5%
Pacific Life & Annuity Company (Common Stock) (Subsidiary)	530	0.5%
Commercial loan (Mortgage Loan)	450	0.4%
Commercial loan (Mortgage Loan)	440	0.4%
Commercial loan (Mortgage Loan)	434	0.4%
Commercial loan (Mortgage Loan)	404	0.4%
Commercial loan (Mortgage Loan)	375	0.3%
Bank of America Corporation (Bond)	364	0.3%

2.           The amounts and percentages of Total Admitted Assets held in bonds and preferred stocks by NAIC designation as of December 31, 2021, are as follows:

		Percentage			Percentage
		of Total			of Total
	(In Millions)	Admitted Assets		(In Millions)	Admitted Assets
Bonds:			Preferred Stock:
NAIC 1	$26,160	24.3%	P/RP 1
NAIC 2	36,854	34.2%	P/RP 2	$1	0.0%
NAIC 3	3,504	3.3%	P/RP 3
NAIC 4	774	0.7%	P/RP 4
NAIC 5	118	0.1%	P/RP 5
NAIC 6	137	0.1%	P/RP 6	1	0.0%

3.             Assets held in foreign investments as of December 31, 2021, totaled $15,932 million, which represents 14.8% of Total Admitted Assets.

a.           The aggregate foreign investment exposure, categorized by NAIC sovereign designation as of December 31, 2021, is as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1	$14,218	13.2%
Countries designated NAIC 2	1,190	1.1%
Countries designated NAIC 3 or below	524	0.5%

b.          The largest foreign investment exposures in a single country, categorized by the country’s NAIC sovereign designation as of December 31, 2021, are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1
Country: United Kingdom (Great Britain)	$3,523	3.3%
Country: Australia	1,726	1.6%
Countries designated NAIC 2
Country: Mexico	362	0.3%
Country: Peru	234	0.2%
Countries designated NAIC 3 or below
Country: Columbia	138	0.1%
Country: Brazil	82	0.1%

c.           The aggregate unhedged foreign currency exposure as of December 31, 2021, totaled $166 million, which represents 0.2% of Total Admitted Assets.

d.            The aggregate unhedged foreign currency exposure categorized by country’s NAIC sovereign designation as of December 31, 2021 is as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1	$166	0.2%

e.           The largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation as of December 31, 2021 are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1
Country: Switzerland	$61	0.1%
Country: United Kingdom (Great Britain)	44	0.0%

f.               The 10 largest non-sovereign (i.e., non-governmental) foreign issues as of December 31, 2021 are as follows:

			Percentage
			of Total
NAIC Designation	Issuer	(In Millions)	Admitted Assets
1.D FE/1.G FE/2.A FE/2.C FE, Bond	BNP Paribas	$281	0.3%
2.A FE/2.B FE, Bond	Anheuser-Busch Companies Inc	240	0.2%
1.E FE/2.A FE/2.B FE, Bond	Groupe BPCE	194	0.2%
1.F FE/2.B FE/3.A FE, Bond	Barclays Bank PLC	170	0.2%
1.D FE/1.G FE/2.A FE, Bond	Credit Agricole SA/London	165	0.2%
1.D FE/1.G FE/2.A FE, Bond	UBS A.G.	154	0.1%
1.E FE/1.G FE/2.A FE, Bond	Sumitomo Mitsui Banking	148	0.1%
2.B FE/2.C FE, Bond	Societe Generale	145	0.1%
1.F FE/1.G FE/2.A FE/2.B FE, Bond	Mizuho Financial Group Inc	133	0.1%
1.F FE/1.F FE/2.A FE/2.B FE/3.A FE, Bond	Credit Suisse Group	119	0.1%

4.             The aggregate amount and percentage of Total Admitted Assets held in Canadian investments and unhedged Canadian currency exposure are less than 2.5% of Total Admitted Assets as of December 31, 2021.

5.             The aggregate amount and percentage of Total Admitted Assets held in investments with contractual sales restrictions are less than 2.5% of Total Admitted Assets as of December 31, 2021.

6.             The amounts and percentages of Total Admitted Assets held in the largest 10 equity interests as of December 31, 2021 are as follows:

		Percentage
		of Total
Issuer	(In Millions)	Admitted Assets
Pacific Asset Holding LLC	$1,971	1.8%
Pacific Life & Annuity Company	530	0.5%
Pacific Private Equity Opportunities Fund III, L.P.	311	0.3%
Pacific Private Equity Opportunities Fund IV, L.P.	171	0.2%
Pacific Co-Invest Opportunities Fund I L.P.	152	0.1%
Pacific Private Equity Opportunities Fund II, L.P.	122	0.1%
Pacific Private Credit Fund IV. L.P.	121	0.1%
Pacific Private Credit Fund I, L.P.	119	0.1%
Pacific Private Credit Fund III, L.P.	111	0.1%
Pacific Private Credit Fund II, L.P.	77	0.1%

7.             Assets held in nonaffiliated, privately placed equities are less than 2.5% of Total Admitted Assets as of December 31, 2021.

a.   Ten largest fund managers as of December 31, 2021 are as follows:

	Total
	Invested	Diversified
Fund Manager	(In Millions)
Strategic Partners	$121	$121
Stepstone Group	59	59
Montana Capital Partners AG	50	50
Industry Ventures	50	50
Ardian	49	49
Glendower Capital LLP	40	40
Coller International Partners	40	40
Catalyst Investors	34	34
Rocket Internet Capital Partners LUX	32	32
Estancia Capital Partners	30	30

8.             Assets held in general partnership interests are less than 2.5% of Total Admitted Assets as of December 31, 2021.

9.             The amounts and percentages of Total Admitted Assets held in mortgage loans as of December 31, 2021 are as follows:

a.   The 10 largest aggregate mortgage interests sharing the same property or group of properties as of December 31, 2021 are as follows:

		Percentage
		of Total
Type (Residential, Commercial, Agricultural)	(In Millions)	Admitted Assets
Commercial loan	$450	0.4%
Commercial loan	434	0.4%
Commercial loan	404	0.4%
Commercial loan	375	0.3%
Commercial loan	332	0.3%
Commercial loan	332	0.3%
Commercial loan	310	0.3%
Commercial loan	290	0.3%
Commercial loan	284	0.3%
Commercial loan	250	0.2%

10.      The amounts and percentages of Total Admitted Assets held in the following categories of mortgage loans as of December 31, 2021 are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Construction loans	$3,709	3.4%
Restructured mortgage loans	20	0.0%

11.      The aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisals as of December 31, 2021 are as follows:

		Percentage		Percentage		Percentage
		of Total		of Total		of Total
	(In Millions)	Admitted Assets	(In Millions)	Admitted Assets	(In Millions)	Admitted Assets
	Residential:		Commercial:		Agricultural:
Above 95%			$20	0.0%
91% to 95%
81% to 90%
71% to 80%			229	0.2%	$1	0.0%
Below 70%	$239	0.2%	14,502	13.5%	932	0.9%

12.      Assets held in real estate are less than 2.5% of Total Admitted Assets as of December 31, 2021.

13.      Assets held in investments held in mezzanine real estate loans are less than 2.5% of Total Admitted Assets as of December 31, 2021.

14.      The amounts and percentages of Total Admitted Assets subject to the following types of agreements as of December 31, 2021 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2021	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Securities lending agreements	$3,327	3.1%	$2,641	$2,870	$3,515

15.      The amounts and percentages of Total Admitted Assets for warrants not attached to other financial instruments, options, caps, and floors as of December 31, 2021, are as follows ($ In Millions):

		Percentage		Percentage
	December 31,	of Total	December 31,	of Total
	2021	Admitted Assets	2021	Admitted Assets
	Owned:		Written:
Hedging	$1,916	1.8%	($7)	0.0%

16.      The amounts and percentages of Total Admitted Assets of potential exposure for collars, swaps, and forwards as of December 31, 2021 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2021	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$201	0.2%	$120	$124	$152

17.      The amounts and percentages of Total Admitted Assets of potential exposure for futures contracts as of December 31, 2021 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2021	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$82	0.1%	$53	$62	$73

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  R E I N S U R A N C E  D I S C L O S U R E S

D E C E M B E R  3 1 ,  2 0 2 1

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.           The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, that includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791.

2.           The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk.

3.           The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.             Provisions that permit the reporting of losses, or settlements to be made, less frequently than quarterly;

b.            Provisions that permit payments due from the reinsurer to not be made in cash within 90 days of the settlement date (unless there is no activity during the period); or

c.             The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4.           The Company has not reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R.

5.           The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2021 and are accounted for the contract as reinsurance under SAP and as a deposit under GAAP.

6.             The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2021 and accounted for the contract as reinsurance under GAAP and as a deposit under SAP.